UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1.	Report to Stockholders

The Semiannual Report to stockholders of the registrant for the six months ending June 30, 2025, is filed herewith.

EAGLE POINT
CREDIT COMPANY

FIRST HALF 2025
SEMIANNUAL REPORT

NYSE:ECC

Eagle Point Credit Company Inc.
Semiannual Report — June 30, 2025

Letter to Stockholders and Management Discussion of Company Performance
Dear Fellow Stockholders:
We are pleased to provide you with the enclosed report of Eagle Point Credit Company Inc. (“we,” “us,” “our” or the “Company”) for the six months ended June 30, 2025.
The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is advised by Eagle Point Credit Management LLC (the “Adviser”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains. We seek to achieve these objectives by investing primarily in the equity and junior debt tranches of collateralized loan obligations (“CLOs”). We may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.
For the six months ended June 30, 2025, the Company recorded a decrease in net assets resulting from operations of $40 million, or $0.33 per weighted average common share1, primarily due to unrealized losses on investments. This represents a non-annualized GAAP return on common equity of -4.2%.2 The Company’s net asset value (“NAV”) per common share decreased from $8.38 to $7.31, and we paid $0.84 per share in regular monthly distributions to our common stockholders for the same period.
Among other highlights, in the first half of 2025, we:
▪
Actively deployed $285 million of capital into CLO equity, CLO debt and other related investments in both the primary and secondary market. Of this amount, $169 million was invested in CLO equity which had a weighted average effective yield (“WAEY”) of 18.4% at the time of purchase.

▪
Extended the weighted average remaining reinvestment period (“WARRP”) of our CLO equity portfolio to 3.3 years as of June 30, 2025 (compared to 2.7 years as of June 30, 2024) through our proactive investing and reset activity. We believe this extended WARRP, roughly 43% longer than the broader market average, offers protection from loan price volatility and enables our CLOs to capitalize on periods of market dislocation.

▪
Completed 13 resets and 8 refinancings of CLOs in our portfolio. Each reset created a new 5-year reinvestment period and when combined with refinancings brought significant debt savings of 44 bps on average, based on market value. We continue to have a robust reset and refinancing pipeline, which will continue to reduce our CLO financing costs over time and lead to stronger CLO equity cash flows going forward.

▪
Continued generating strong recurring cash flows from our investment portfolio in excess of total Company expenses and common stock distributions.

▪
Paid monthly common distributions of $0.14 per share.

We believe our portfolio continues to have potential for additional upside. In our view, CLOs are not particularly sensitive to interest rate movements, as underlying broadly syndicated loans (“BSLs”) and CLO liabilities are both principally floating rate. The weighted average expected yield3 of our CLO equity portfolio (excluding called CLOs), based on current market values and expected future cash flows, was 18.8% as of June 30, 2025, which we believe represents an attractive potential return.
Our portfolio continued to generate strong recurring cash flows in the first half of 2025 amid a rapidly shifting market landscape. The second quarter started with heightened concerns relating to global trade and its impact on economic growth, followed by tensions in the Middle East. Market concerns have subsided, and the stock market led a broader rebound across asset classes. We observed a healthy increase in CLO trading activity during late April and May, and reset and refinancing activity picking up meaningfully.
We took advantage of dislocated market conditions as they appeared throughout the first half of 2025, while remaining committed to our disciplined strategy. Specifically, we deployed $169 million into CLO equity at compelling valuations, priced 4 new issue majority CLO investments, largely before the volatility observed in the second quarter and completed 13 resets and 8 refinancings. With our portfolio’s 3.3 year WARRP, we remain confident in the inherent optionality embedded within our portfolio, particularly as reset and refinancing opportunities have resumed after a relatively quiet period in March and early April during the dislocation.
Looking forward, we continue to see attractive CLO equity investment opportunities in the secondary market with loss-adjusted expected yields in the mid- to high-teens. Similar to the downturns that we’ve witnessed over the past several years, the recent drawdown was relatively short-lived and the rally in the overall markets came quickly. The recovery in CLO equity typically lags the recovery in loans, which in turn lags the recovery in stocks. With stocks and loans higher than early April levels, we expect CLO equity to similarly follow suit assuming overall market stability.
We continue to prudently and actively manage the Company’s capital structure while raising capital to take advantage of available investment opportunities. During the first half of 2025, the Company accretively raised $106 million of additional common equity through our “at-the-market” (“ATM”) program, selling approximately 13 million shares of our common stock. The equity issuances were beneficial to the Company as common shares were issued at a premium to NAV, resulting in $0.04 per weighted average common share of NAV accretion, with net proceeds utilized, among other things, to expand our investment portfolio.
In the first half of 2025, we raised $60 million in net proceeds through the issuance of our 7.00% Series AA and AB Convertible Perpetual Preferred Stock (“AA / AB Perpetual Preferred”) as part of our continuous public offering. We view our perpetual preferred stock as a significant competitive advantage. We are unaware of any other publicly traded entity focused principally on investing in CLO equity having such a program. The convertible offering gives investors principal stability and attractive liquidity terms, while providing the Company with accretive capital to deploy on an ongoing basis.
Due to continued investor interest, we increased the continuous public offering of the AA / BB Perpetual Preferred to up to 8 million shares in April at a public offering price of $25 per share.

The AA / BB Perpetual Preferred has a 7.00% annual distribution rate, paid monthly, and is rated ‘BBB’ by Egan-Jones Ratings Company, an independent rating agency.
We continue to have no financing maturities prior to April 2028. All of our debt and preferred stock is fixed rate, and we have no secured or “repo”-style financing. The weighted average maturity of our outstanding financing stood at 5.6 years,4 and our weighted average cost of our financing was only 6.9% as of June 30, 2025. We believe this attractive financing, which was put in place prudently over the past seven years, couldn’t be recreated in today’s interest rate environment.
Company Overview
Common Stock
The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “ECC.” As of June 30, 2025, the NAV per share of the Company’s common stock was $7.31. The trading price of our common stock may, and often does, differ from NAV per share. The closing price per share of our common stock was $7.66 on June 30, 2025, representing a 4.8% premium to NAV per share.5 For the six months ended June 30, 2025, the Company’s non-annualized total return to common stockholders, on a market price basis and assuming reinvestment of distributions, was -4.0%.6
From our IPO on October 7, 2014 through June 30, 2025, our common stock has traded on average at a 10.7% premium to NAV. As of July 31, 2025, the closing price per share of common stock was $6.88, a discount of 5.9% compared to the NAV of $7.31 as of June 30, 2025.
During the first half of 2025, the Company paid to common stockholders aggregate distributions totaling $0.84 per share of common stock. An investor who purchased common stock as part of our IPO at $20.00 per share and held that position through July 31, 2025 has received total cash distributions of $22.89 per share, more than the IPO price, and still owns their stock. A certain portion of these distributions was comprised of a return of capital as described at the time of the applicable distribution.7
For the quarter ended March 31, 2025, the Company recorded net investment income (“NII”) and realized gains attributable to investments of $0.30 per weighted average common share, and for the quarter ended June 30, 2025, the Company recorded NII, less realized losses attributable to investments of $0.16 per weighted average common share. The realized losses in the second quarter attributable to investments were principally driven by the write down of amortized cost to fair value of several investments that were at least one year past their reinvestment period end date. Since the fair value of the investments had already been previously reflected in the Company’s NAV, there was little to no impact to NAV as a result of the write down. Excluding the write down, our second quarter NII less realized losses attributable to investments would have been $0.21 per weighted average common share. In addition, the Company recorded realized gains on forward currency contracts for the quarter ended March 31, 2025 of $0.03 per weighted average common share and realized losses on forward currency contracts for the quarter ended June 30, 2025 of $0.08 per weighted average common share. Realized gains/(losses) on forward currency contracts are substantially offset by unrealized gains/(losses) on non-U.S. dollar-denominated investments, resulting in little to no impact to NAV.
In June, we entered into our second strategic CLO collateral manager partnership, establishing a new CLO collateral manager within a long-established credit management platform. Like our other strategic relationship, the Company received a meaningful perpetual top-line revenue share in the CLO business. Looking ahead, we expect partnerships such as this one to enhance shareholder returns over time.
We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If 95% of the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount of 5% to the prevailing market price. If 95% of the prevailing market price of our common stock is less than our NAV per share, such reinvestment is at the lesser of our NAV per share and the prevailing market price, subject to the terms in the dividend reinvestment plan. We encourage all common stockholders to carefully review the terms of the plan. See “Dividend Reinvestment Plan” in the enclosed report.
Common Distributions
During the first half of 2025, the Company paid distributions to common stockholders totaling $0.84 per share. The Company also declared monthly common distributions of $0.14 per share, through December 2025. Please note that the actual frequency, components and amount of such distributions are subject to variation over time.

Other Securities
In addition to our common stock, the Company has seven other securities that trade on the NYSE and two other securities that are not traded on an exchange:
Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
6.50% Series C Term Preferred Stock due 2031	ECCC	$54.3 million	6.50%	Monthly	Callable	June 2031
6.75% Series D Preferred Stock	ECC PRD	$105.5 million	6.75%	Monthly	November 2026	Perpetual
8.00% Series F Term Preferred Stock due 2029	ECCF	$62.2 million	8.00%	Monthly	January 2026	January 2029
7.00% Series AA Convertible Perpetual Preferred Stock	N/A	$101.8 million	7.00%	Monthly	2 years from issuance	Perpetual
7.00% Series AB Convertible Perpetual Preferred Stock	N/A	$6.8 million	7.00%	Monthly	2 years from issuance	Perpetual
6.6875% Notes due 2028	ECCX	$32.4 million	6.6875%	Quarterly	Callable	April 2028
6.75% Notes due 2031	ECCW	$44.9 million	6.75%	Quarterly	Callable	March 2031
5.375% Notes due 2029	ECCV	$93.3 million	5.375%	Quarterly	Callable	January 2029
7.75% Notes due 2030	ECCU	$115.0 million	7.75%	Quarterly	June 2027	June 2030
The weighted average maturity on our outstanding notes and preferred stock as of June 30, 2025 was 5.6 years4 and the weighted average cost of capital was 6.9%. In addition, all of our financing is fixed rate with the earliest maturity not until April 2028, providing us with certainty in a dynamic rate environment.
As of June 30, 2025, we had debt and preferred securities outstanding which totaled 41.1% of our total assets (less current liabilities). Over the long term, management expects the Company to operate under normal market conditions generally with leverage within a range of 27.5% to 37.5% of total assets, although the actual amount of leverage will vary over time. As market conditions evolve, or should significant opportunities present themselves, the Company may incur leverage outside of this range, subject to applicable regulatory and contractual limits.
Portfolio Overview
First Half 2025 Portfolio Update
Our investment portfolio continues to generate strong cash flows. During the six months ended June 30, 2025, the Company received $165 million of recurring cash distributions from our investment portfolio, excluding called CLOs, or $1.38 per weighted average common share, compared to cash flows of $128 million, or $1.48 per weighted average common share, received in the first half of 2024. Additionally, approximately 11% of our CLO equity portfolio, based on fair value, are new investments or recently reset CLOs, and therefore scheduled to make their initial payments in subsequent quarters.
During the six months ended June 30, 2025, the Company deployed $285 million into new CLO equity, CLO debt and other investments. Of this amount, $169 million represented primary and secondary CLO equity at a WAEY of 18.4%. The Company also sold $158 million of CLO equity, CLO debt investments and other investments.
We actively managed our portfolio by investing in CLO equity with longer reinvestment periods and extending our current investments through CLO resets. These actions extended the WARRP of the Company’s CLO equity portfolio to 3.3 years as of June 30, 2025, compared to 2.7 years as of June 30, 2024, despite the passage of twelve months. Our focus during stronger markets is to lengthen our WARRP and permanently lower our CLOs’ funding costs through refinancings and resets. When markets turn choppy, which we saw in late March and early April, our extended WARRP provides both protection from loan price volatility and the ability for our CLOs to reinvest in discounted loans, capturing upside as markets normalize.
Included within this semiannual report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the CLO equity that we held as of June 30, 2025.
Market Overview8
Loan Market
For the first half of 2025, loan performance temporarily faced pressure, consistent with broader market volatility, but largely recovered by the end of June. Average leveraged loan prices finished the first half of 2025 at 96.48, a modest increase from 96.37 at the beginning of the year. The S&P UBS Leveraged Loan Index,9 which is a broad index followed by many tracking the corporate loan market, generated a non-annualized total return of 3.0% in the first half of 2025.
Gross loan issuance totaled over $441 billion for the first half of 2025, compared to $703 billion for the first half of 2024. However, net new loan issuance for the year has been more measured at just $102 billion due to substantial refinancings, repricings and repayments. Total institutional loans outstanding stood at $1.5 trillion as of June 30, 2025.
Credit quality continues to show stability, with the trailing 12-month par-weighted default rate holding steady at 1.11% at the end of June, up slightly from year-end 2024 (0.91%), but well below the long-term average of 2.57%.10 While many CLO investors focus on default rates, we believe the market does not give enough consideration to loan repayment rates and the reinvestment periods within CLOs, which allows CLOs to purchase loans at a discount in choppier markets.
Importantly, with over $118 billion of BSLs repaying at par in the first half of 2025, the 12-month trailing loan repayment rate decreased to 20.9% as of June 30, 2025, down from 27.9% at the end of 2024. With 1.7% of the loan market set to mature prior to 2027, the “maturity wall” continues to be pushed out, and we do not view loan maturities as a meaningful risk. Only 1.6% of the loan portfolios underlying our CLO equity positions mature prior to 2027, pushing out the maturity wall and mitigating near-term loan maturity risk.
CLO Market
The CLO market saw $100 billion of new gross CLO issuance in the first half of 2025, but due to repayments at par of many CLO securities, net issuance remained much more measured at $48 billion.
CLO reset and refinancing activity remained robust, driven by strong CLO debt investor demand and attractive economics, further enhancing the value of existing CLO equity investments. The first half of 2025 saw $108 billion of resets and $49 billion of refinancings.
In the first half of 2025, there were $34 billion of CLO AAA paydowns, and research reports estimated another $17 billion of CLO AAA paydowns in July. We believe that, absent unexpected volatility, tightening pressure on CLO AAA spreads will likely remain and encourage more CLO reset and refinancing activity. Our CLO equity portfolio’s weighted average CLO AAA financing cost is currently 136 bps over the Secured Overnight Financing Rate (“SOFR”).
The underlying fundamentals of CLO portfolios remain strong. The median market-wide CCC-rated loan exposure for US CLOs was 6.5%, with average overcollateralization cushions of 3.5% on June 30, 2025. Our Company’s portfolio compares favorably, with CCC-rated loan exposure at 4.9% and average overcollateralization cushions of 4.6%. This conservative exposure underscores our strong portfolio quality relative to market averages.
We believe the CLO equity market is poised for strong returns as we move through the back half of the year. Historically, CLO equity performance trails leveraged loans which in turn trails stock performance. As previously referenced, leveraged loan prices have now mostly recovered since peak volatility earlier this year; however, CLO equity has yet to fully benefit. This suggests potential upside to CLO equity investors assuming overall market stability.
Additionally, AAA CLO spreads have not fully retraced despite the recovery in underlying loans. Prior to early April, these spreads were as tight as 110 bps over SOFR; today they hover around 130 bps above SOFR. This dynamic is notable as it makes new issue arbitrage for CLO equity less compelling. That said, we are actively maintaining a robust pipeline of loan accumulation facilities to remain prepared if the opportunity for deployment into new issue CLOs arises.
We expect several factors will be working in favor of our CLO equity portfolio through year-end, including a catch-up in broader CLO equity valuations, the optionality realized from strategic resets and refinancings and the accretive impact of discounted loan purchases made in April and May now rallying. These developments should ultimately boost CLO equity cash flows and positively impact our NII over time. Against that, we are mindful of the potential for loan spread compression should markets remain strong.
Moving forward, we continue to maintain a robust pipeline of new issue, secondary opportunities, resets and refinancings. Provided CLO debt spreads remain stable or tighten further, we are well-positioned to actively pursue these opportunities throughout the remainder of the year. These developments, along with broader recovery across CLO equity, are poised to reduce CLO financing costs, ultimately boosting CLO equity cash flows and positively impacting our NII.
We remain excited about the investment opportunities within the CLO market and believe there is significant value within the equity portion of the capital structure. Our portfolio is well-positioned for the remainder of 2025 and we are confident about continuing to deliver value to ECC shareholders.
Additional Information
In addition to the Company’s regulatory requirement to file certain portfolio information with the SEC (as described further in the enclosed report), the Company makes certain additional financial information available to investors via its website (www.eaglepointcreditcompany.com), press releases and other public disclosures.
About Our Adviser
Eagle Point Credit Management LLC is an investment manager focused on specialized private credit strategies in inefficient markets, including Portfolio Debt Securities, Regulatory Capital Relief transactions, Strategic Credit investments and CLO securities. As of June 30, 2025, our Adviser and its affiliates have over $12 billion of assets under management (inclusive of undrawn capital commitments).11
Subsequent Developments
On July 31, 2025, the Company paid a monthly distribution of $0.14 per share on its common stock, a monthly distribution of $0.135417 per share on its Series C Term Preferred Stock, a monthly distribution of $0.140625 per share on its Series D Preferred Stock, a monthly distribution of $0.166667 per share on its Series F Term Preferred Stock and a monthly distribution of $0.145834 per share on its Series AA and Series AB Convertible Perpetual Preferred Stock to holders of record as of July 11, 2025.
As previously announced, the Company has declared the following monthly distributions on its common stock, Series C Term Preferred Stock, Series D Preferred Stock, Series F Term Preferred Stock and Series AA and Series AB Convertible Perpetual Preferred Stock:
Security	Amount per Share	Record Dates	Payable Dates
Common Stock Regular	$0.14	August 11, 2025 September 10, 2025 October 14, 2025 November 10, 2025 December 11, 2025	August 29, 2025 September 30, 2025 October 31, 2025 November 28, 2025 December 31, 2025
Series C Term Preferred Stock	$0.135417
Series D Preferred Stock	$0.140625
Series F Term Preferred Stock	$0.166667
Series AA Convertible Perpetual Preferred Stock	$0.145834
Series AB Convertible Perpetual Preferred Stock	$0.145834

In the period from July 1, 2025 through July 31, 2025, the Company received recurring cash distributions on its investment portfolio (exclusive of cash flows from called investments) of $66 million. During that same period, the Company deployed $38 million in net capital into CLO equity, loan accumulation facilities and other investments. As of July 31, 2025, the Company had over $85 million of cash available for investment.
* * * * *
Management remains keenly focused on continuing to create value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.
Thomas Majewski
Chief Executive Officer
This letter is intended to assist stockholders in understanding the Company’s performance during the six months ended June 30, 2025. The views and opinions in this letter were current as of July 31, 2025. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the US Securities and Exchange Commission.

Notes

“Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.

Return on common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.

Weighted average effective yield is based on an investment’s amortized cost and expected future cash flows whereas weighted average expected yield is based on an investment’s fair market value and expected future cash flows as of the applicable period end as disclosed in the Company’s financial statements, which is subject to change from period to period.

For purposes of the weighted average maturity calculation, a 10-year maturity from date of original issuance is assumed for the Series D Perpetual Preferred Stock and Series AA and Series AB Convertible and Perpetual Preferred Stock.

An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.

Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load.

To date, a portion of common stock distributions has been estimated to be a return of capital as noted under the Tax Information section on the Company’s website. The actual components of the Company’s distributions for US tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income.” Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.

Market data and statistics summarized herein are sourced from Bloomberg, JP Morgan and Pitchbook LCD.

The S&P UBS Leveraged Loan Index, formerly the Credit Suisse Leveraged Loan Index, tracks the investable universe of the USD-denominated leveraged loan market. You cannot invest directly in an index.

“Par-weighted default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.

11
Calculated in the aggregate with certain affiliated advisers.

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Important Information about this Report and Eagle Point Credit Company Inc.
This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.
The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.
Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website (www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.
An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2025. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.
Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third-party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.
Forward-Looking Statements
This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Summary of Certain Unaudited Portfolio Characteristics
The information presented below is on a look-through basis to the collateralized loan obligation (“CLO”) equity held by the Company as of June 30, 2025 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2025 and from custody statements and/or other information received from CLO collateral managers or other third-party sources.
Summary of Portfolio Investments (as of 6/30/2025)(1)

Summary of Underlying Portfolio Characteristics (as of 6/30/2025)(2)
Number of Unique Underlying Loan Obligors	1,906
Largest Exposure to an Individual Obligor	0.58%
Average Individual Loan Obligor Exposure	0.05%
Top 10 Loan Obligors Exposure	4.81%
Currency: USD Exposure	91.31%
Aggregate Indirect Exposure to Senior Secured Loans(3)	95.71%
Weighted Average Junior OC Cushion	4.63%
Weighted Average Market Value of Loan Collateral	97.37%
Weighted Average Stated Loan Spread	3.33%
Weighted Average Loan Rating(4)	B+/B
Weighted Average Loan Maturity	4.7 years
Weighted Average Remaining CLO Reinvestment Period	3.3 years

Top 10 Underlying Obligors(2)
Obligor	% of Total
Calpine Construction	0.6%
Ineos	0.5%
Asurion	0.5%
Virgin Media	0.5%
Cotiviti	0.5%
Tibco Software	0.5%
Transdigm	0.5%
Power Solutions	0.5%
Mcafee	0.4%
Belron Finance	0.4%
Total	4.8%
Rating Distribution of Underlying Obligors(2),(4)

Top 10 Industries of Underlying Obligors(2),(5)
Industry	% of Total
Technology: Software & Services	11.8%
Health Care Providers & Services	5.3%
Hotels, Restaurants & Leisure	5.0%
Diversified Financial Services	4.8%
Professional Services	4.7%
Media	4.5%
Commercial Services & Supplies Services	4.2%
Insurance	3.7%
Chemicals	3.5%
Diversified Telecommunications Services	2.9%
Total	50.4%
Maturity Distribution of Underlying Obligors(2)

Notes
(1)
The summary of portfolio investments shown is based on the estimated fair value of the underlying positions and cash net of pending settlements as of June 30, 2025. Cash excludes restricted cash.

(2)
Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third-party data sources, June 2025 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of June 30, 2025 and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity investments held by the Company as of June 30, 2025.

(3)
We obtain exposure in underlying senior secured loans indirectly through CLOs and related investments.

(4)
Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity.

(5)
Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be reclassified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

Consolidated Financial Statements for the Six Months Ended
June 30, 2025 (Unaudited)

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Statement of Assets and Liabilities
As of June 30, 2025
(expressed in U.S. dollars)
(Unaudited)
ASSETS
Investments, at fair value (cost $1,597,363,308)(1)	$1,392,883,305
Cash and cash equivalents (restricted cash of $5,870,000)	78,956,068
Cash denominated in foregin currency (cost $912,097)	933,229
Interest receivable	42,723,792
Receivable for shares of common stock issued pursuant to the Company’s dividend reinvestment plan	2,058,647
Receivable for securities sold	109,284
Prepaid expenses	601,091
Total Assets	1,518,265,416
LIABILITIES
Unsecured notes issued and outstanding, at fair value (aggregate principal amount of $285,523,800) (Note 8)	274,420,342
Mandatorily redeemable preferred stock, at fair value, net of share issuance (discount)/premium of $8,725 (4,658,797 shares issued and outstanding) (Note 7)	112,767,860
Incentive fee payable	7,874,938
Management fee payable	5,201,671
Unrealized depreciation on forward currency contracts	3,025,713
Payable for securities purchased	2,252,129
Professional fees payable	608,812
Deferred tax liability	453,314
Administration fees payable	226,531
Directors’ fees payable	198,750
Tax expense payable	10,012
Interest payable	7,888
Other expenses payable	97,683
Total Liabilities	407,145,643
TEMPORARY EQUITY (Note 2)
6.75% Series D Perpetual Preferred Stock (4,218,232 shares outstanding) (Note 7)	86,031,890
7.00% Series AA Convertible Perpetual Preferred Stock (4,070,636 shares outstanding) (Note 7)	94,532,249
7.00% Series AB Convertible Perpetual Preferred Stock (271,312 shares outstanding) (Note 7)	6,617,057
Total Temporary Equity	187,181,196
COMMITMENTS AND CONTINGENCIES (Note 10)
NET ASSETS applicable to common stock, $0.001 par value, 200,000,000 shares authorized, 126,331,691 shares issued and outstanding	$923,938,577
NET ASSETS consist of:
Paid-in capital	$1,376,454,473
Aggregate distributable earnings (losses)	(453,057,841)
Accumulated other comprehensive income (loss)	541,945
Total Net Assets	$923,938,577
Net asset value per share of common stock	$7.31

(1)
Includes $21,881,480 of affiliated investments at fair value (cost $21,149,775). See Note 5 “Related Party Transactions” for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of June 30, 2025
(expressed in U.S. dollars)
(Unaudited)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)	% of Net Assets
Investments, at fair value(4)(5)
Collateralized Loan Obligation Debt(6)
Structured Finance
United States
AGL CLO 13 Ltd.	Secured Note – Class E, 11.03% (3M SOFR + 6.76%, due 10/20/2034)	06/14/23	$5,950,000	$5,685,218	$5,924,415	0.64%
Allegany Park CLO, Ltd.	Secured Note – Class E-R, 10.67% (3M SOFR + 6.40%, due 01/20/2035)	06/28/23	4,500,000	4,367,423	4,423,950	0.48%
Ares LXI CLO Ltd.	Secured Note – Class F-R, 12.27% (3M SOFR + 8.00%, due 04/20/2037)	03/27/24	227,116	227,116	222,960	0.02%
Bain Capital Credit CLO 2021-5, Limited	Secured Note – Class E, 11.04% (3M SOFR + 6.76%, due 10/23/2034)	12/08/23	500,000	471,163	482,800	0.05%
Battalion CLO XXI Ltd.	Secured Note – Class E, 10.98% (3M SOFR + 6.72%, due 07/15/2034)	06/27/23	1,625,000	1,349,753	1,395,875	0.15%
Dryden 53 CLO, Ltd.	Secured Note – Class F, 12.02% (3M SOFR + 7.76%, due 01/15/2031)	11/28/17	1,664,500	1,482,516	857,717	0.09%
Dryden 68 CLO, Ltd.	Secured Note – Class E-R, 11.27% (3M SOFR + 7.01%, due 07/15/2035)	04/24/24	4,750,000	4,535,599	4,598,950	0.50%
Dryden 75 CLO, Ltd.	Secured Note – Class E-R2, 11.12% (3M SOFR + 6.86%, due 04/14/2034)	05/30/23	3,200,000	2,821,587	3,080,640	0.33%
HarbourView CLO VII-R, Ltd.	Secured Note – Class F, 12.80% (3M SOFR + 8.53%, due 07/18/2031)	05/17/18	733,333	702,751	302,207	0.03%
KKR CLO 17 Ltd.	Secured Note – Class E-R, 11.91% (3M SOFR + 7.65%, due 04/15/2034)	09/07/23	3,900,000	3,687,588	3,747,900	0.41%
Morgan Stanley Eaton Vance CLO 2021-1, Ltd.	Secured Note – Class E, 11.29% (3M SOFR + 7.01%, due 10/23/2034)	01/25/24	4,000,000	3,912,037	3,954,800	0.43%
Morgan Stanley Eaton Vance CLO 2023-19, Ltd.	Secured Note – Class E-R, 9.81% (3M SOFR + 5.50%, due 07/15/2038)	06/13/25	1,190,000	1,133,539	1,167,152	0.13%
Octagon 59, Ltd.	Secured Note – Class E, 11.93% (3M SOFR + 7.60%, due 05/15/2035)	06/12/23	3,375,000	3,135,023	3,287,588	0.36%
Octagon Investment Partners 27, Ltd.	Secured Note – Class F-R, 12.37% (3M SOFR + 8.11%, due 07/15/2030)	07/05/18	900,000	858,321	230,760	0.02%
Octagon Investment Partners 43, Ltd.	Secured Note – Class E, 11.14% (3M SOFR + 6.86%, due 10/25/2032)	06/26/23	4,325,000	4,026,792	4,324,568	0.47%
Rockford Tower CLO 2021-2, Ltd.	Secured Note – Class E, 10.93% (3M SOFR + 6.66%, due 07/20/2034)	02/06/24	3,400,000	3,197,448	3,299,020	0.36%
Wind River 2013-2 CLO Ltd.	Secured Note – Class E1-R, 11.28% (3M SOFR + 7.01%, due 10/18/2030)	05/16/24	2,250,000	2,211,848	2,244,600	0.24%
Total Collateralized Loan Obligation Debt				43,805,722	43,545,902	4.71%
Collateralized Loan Obligation Equity(8)(9)
Structured Finance
United States
1988 CLO 1 Ltd.	Income Note (effective yield 19.62%, maturity 10/15/2039)(10)	09/23/22	9,196,000	5,867,789	6,299,153	0.68%
1988 CLO 2 Ltd.	Income Note (effective yield 19.24%, maturity 04/15/2038)(10)	02/08/23	9,334,000	5,612,958	6,179,124	0.67%
1988 CLO 3 Ltd.	Income Note (effective yield 2.31%, maturity 10/15/2038)(10)	09/12/23	9,267,000	6,349,017	5,494,084	0.59%
1988 CLO 4 Ltd.	Income Note (effective yield 8.85%, maturity 04/15/2037)(10)	04/09/24	7,970,000	6,416,827	5,763,704	0.62%
1988 CLO 5 Ltd.	Income Note (effective yield 10.27%, maturity 07/15/2037)(10)	06/03/24	9,250,000	6,362,760	5,061,705	0.55%
1988 CLO 6 Ltd.	Income Note (effective yield 15.88%, maturity 04/15/2038)(10)	02/20/25	4,625,000	4,009,005	4,179,958	0.45%
ALM VIII, Ltd.	Preferred Share (effective yield 0.00%, maturity 10/15/2028)(11)	06/02/16	8,725,000	—	4,363	0.00%
AMMC CLO 28, Limited	Subordinated Note (effective yield 16.23%, maturity 07/20/2037)	01/28/25	20,925,000	16,258,174	15,894,201	1.72%
AMMC CLO 30, Limited	Subordinated Note (effective yield 15.08%, maturity 01/15/2037)	12/10/24	3,475,000	2,607,702	2,389,871	0.26%
Anchorage Credit Funding 12, Ltd.	Income Note (effective yield 10.96%, maturity 10/25/2038)	09/04/20	9,250,000	6,068,024	4,665,708	0.50%
Anchorage Credit Funding 13, Ltd.	Subordinated Note (effective yield 11.38%, maturity 07/27/2039)	05/25/21	1,200,000	960,573	749,680	0.08%
Ares Loan Funding IV, Ltd.	Subordinated Note (effective yield 9.80%, maturity 10/15/2036)	05/06/24	2,500,000	1,704,237	1,441,490	0.16%
Ares Loan Funding V, Ltd.	Subordinated Note (effective yield 16.64%, maturity 07/25/2037)	02/07/25	12,400,000	8,953,078	8,794,621	0.95%
Ares XXXIV CLO Ltd.	Subordinated Note (effective yield 3.14%, maturity 04/17/2033)	09/16/20	18,075,000	5,138,219	3,583,029	0.39%
Ares XXXIX CLO Ltd.	Subordinated Note (effective yield 12.48%, maturity 07/18/2037)	11/01/24	11,340,000	4,481,109	3,975,784	0.43%
Ares XLI CLO Ltd.	Income Note (effective yield 7.78%, maturity 04/15/2034)(10)	11/29/16	29,388,000	12,563,690	8,983,155	0.97%
Ares XLI CLO Ltd.	Subordinated Note (effective yield 7.78%, maturity 04/15/2034)	09/05/24	750,000	242,894	217,845	0.02%
Ares XLIII CLO Ltd.	Income Note (effective yield 11.07%, maturity 01/15/2038)(10)	04/04/17	43,860,000	16,944,647	14,547,719	1.57%
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 8.93%, maturity 04/15/2034)	10/06/21	16,376,572	4,817,723	3,681,550	0.40%
Ares LI CLO Ltd.	Income Note (effective yield 13.43%, maturity 10/15/2037)(10)	01/25/19	18,981,463	10,230,597	9,142,697	0.99%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 11.02%, maturity 04/15/2038)	08/17/21	8,925,000	5,108,251	4,579,655	0.50%
Ares LXI CLO Ltd.	Subordinated Note (effective yield 11.19%, maturity 04/20/2037)	01/24/24	4,650,000	2,820,493	2,126,712	0.23%
Ares LXIII CLO Ltd.	Subordinated Note (effective yield 14.06%, maturity 04/20/2035)	08/20/24	5,000,000	3,590,003	3,106,964	0.34%
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 14.16%, maturity 10/22/2039)	01/26/23	28,159,000	17,129,822	15,813,910	1.71%
Ares LXVI CLO Ltd.	Subordinated Note (effective yield 11.73%, maturity 07/25/2036)	08/12/24	12,750,000	7,034,202	6,615,051	0.72%
Ares LXIX CLO Ltd.	Income Note (effective yield 16.61%, maturity 04/15/2036)(10)	01/31/24	14,100,000	8,951,682	8,371,760	0.91%
Ares LXXII CLO Ltd.	Income Note (effective yield 16.51%, maturity 07/15/2037)(10)	06/21/24	33,950,000	23,263,688	23,113,388	2.50%
Ares LXXVI CLO Ltd.	Income Note (effective yield 16.66%, maturity 05/27/2038)(10)	04/14/25	10,075,000	7,214,996	7,274,740	0.79%
Bain Capital Credit CLO 2021-1, Limited	Subordinated Note (effective yield 3.33%, maturity 04/18/2034)	04/29/21	9,100,000	6,191,398	4,236,315	0.46%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 11.68%, maturity 01/22/2035)	09/05/23	7,250,000	3,964,288	3,238,714	0.35%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 21.22%, maturity 10/25/2034)(10)	09/24/21	5,550,000	3,163,971	2,374,004	0.26%
Barings CLO Ltd. 2018-I	Income Note (effective yield 0.00%, maturity 04/15/2031)(10)(12)	02/23/18	20,808,000	6,406,230	3,776,022	0.41%
Barings CLO Ltd. 2019-I	Income Note (effective yield 4.50%, maturity 04/15/2035)(10)	02/12/19	13,085,000	7,576,664	5,547,096	0.60%
Barings CLO Ltd. 2019-II	Income Note (effective yield 8.68%, maturity 01/15/2038)(10)	03/15/19	14,700,500	11,125,069	8,537,526	0.92%
Barings CLO Ltd. 2020-I	Income Note (effective yield 26.07%, maturity 01/15/2038)(10)	09/04/20	6,966,000	3,334,691	4,251,761	0.46%
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of June 30, 2025
(expressed in U.S. dollars)
(Unaudited)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation Equity(8)(9) (continued)
Structured Finance (continued)
United States (continued)
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 13.07%, maturity 04/25/2034)	06/05/24	$20,000,000	$11,059,864	$9,151,612	0.99%
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 8.89%, maturity 07/15/2034)	09/07/22	9,250,000	5,639,866	4,339,126	0.47%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 0.00%, maturity 01/18/2035)	11/17/21	2,000,000	1,220,185	680,000	0.07%
Barings CLO Ltd. 2022-I	Income Note (effective yield 6.64%, maturity 04/19/2035)(10)	03/18/22	7,500,000	4,771,273	3,078,684	0.33%
Barings CLO Ltd. 2022-II	Income Note (effective yield 32.59%, maturity 07/15/2039)(10)	06/21/22	10,800,000	3,684,007	5,358,256	0.58%
Barings CLO Ltd. 2024-II	Income Note (effective yield 18.27%, maturity 07/15/2039)(10)	05/31/24	9,300,000	5,889,577	6,333,862	0.69%
Basswood Park CLO, Ltd.	Subordinated Note (effective yield 11.04%, maturity 04/20/2034)	08/17/21	27,750,000	17,835,285	14,618,611	1.58%
Basswood Park CLO, Ltd.	Class M-1 Note (effective yield 1942.23%, maturity 04/20/2034)	02/15/24	5,000,000	3,375	11,972	0.00%
Basswood Park CLO, Ltd.	Class M-2 Note (effective yield 1942.21%, maturity 04/20/2034)	02/15/24	5,000,000	7,875	27,935	0.00%
Battalion CLO IX Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2031)(10)(12)	07/09/15	18,734,935	5,174,512	617,462	0.07%
Battalion CLO 18 Ltd.	Income Note (effective yield 15.47%, maturity 10/15/2036)(10)	08/25/20	8,400,000	3,995,088	2,734,019	0.30%
Battalion CLO XIX Ltd.	Income Note (effective yield 8.35%, maturity 04/15/2034)(10)	03/11/21	8,600,000	3,924,246	2,279,047	0.25%
Battalion CLO XXIII Ltd.	Income Note (effective yield 12.73%, maturity 10/15/2037)(10)	05/19/22	18,010,000	8,310,213	6,528,317	0.71%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 25.40%, maturity 07/15/2037)(10)	07/13/22	14,500,000	11,309,280	14,582,482	1.58%
Belmont Park CLO, Ltd.	Income Note (effective yield 13.02%, maturity 04/15/2037)(10)	02/21/24	14,950,000	9,712,368	8,738,617	0.95%
Benefit Street Partners CLO XII, Ltd.	Subordinated Note (effective yield 15.46%, maturity 10/15/2037)	12/12/24	11,341,132	9,502,060	9,464,646	1.02%
Bethpage Park CLO, Ltd.	Income Note (effective yield 6.22%, maturity 10/15/2035)(10)	09/24/21	14,750,000	7,861,805	5,537,950	0.60%
BlueMountain CLO 2013-2 Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2030)(12)	10/21/14	23,000,000	2,300	2,300	0.00%
BlueMountain CLO 2018-1 Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/30/2030)	03/26/20	5,550,000	555	555	0.00%
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 14.47%, maturity 04/20/2034)	06/16/20	7,375,000	3,677,014	2,552,358	0.28%
BlueMountain CLO XXV Ltd.	Subordinated Note (effective yield 14.82%, maturity 01/15/2038)(10)	06/23/20	6,525,000	3,691,170	2,825,233	0.31%
Bowling Green Park CLO, LLC	Subordinated Note (effective yield 16.39%, maturity 04/18/2035)	05/15/24	6,318,000	4,407,425	4,160,369	0.45%
Bristol Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2029)(10)(11)	11/01/16	34,250,000	3,499,420	1,370,823	0.15%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/15/2031)(12)	06/02/16	10,800,000	1,317,739	216,000	0.02%
Carlyle US CLO 2018-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031)(11)	03/23/21	4,730,000	55,321	47,300	0.01%
Carlyle US CLO 2018-4, Ltd.	Subordinated Note (effective yield 14.45%, maturity 10/17/2037)(10)	02/18/21	11,750,000	5,493,037	5,173,000	0.56%
Carlyle US CLO 2019-4, Ltd.	Subordinated Note (effective yield 8.51%, maturity 04/15/2035)(10)	04/13/21	7,005,000	4,949,570	3,705,594	0.40%
Carlyle US CLO 2021-1, Ltd.	Income Note (effective yield 13.91%, maturity 01/15/2040)(10)	02/02/21	14,175,000	7,000,614	6,301,535	0.68%
Carlyle US CLO 2021-4, Ltd.	Subordinated Note (effective yield 8.14%, maturity 04/20/2034)	11/17/21	12,000,000	8,532,571	6,836,450	0.74%
Carlyle US CLO 2021-7, Ltd.	Income Note (effective yield 12.64%, maturity 04/15/2040)(10)	08/11/21	13,200,000	7,820,541	7,227,855	0.78%
Carlyle US CLO 2022-1, Ltd.	Income Note (effective yield 3.99%, maturity 04/15/2035)(10)	03/15/22	8,150,000	5,265,187	3,511,409	0.38%
Carlyle US CLO 2022-5, Ltd.	Subordinated Note (effective yield 17.87%, maturity 10/15/2037)	05/02/25	11,375,000	7,066,719	7,326,969	0.79%
Carlyle US CLO 2023-3, Ltd.	Income Note (effective yield 3.81%, maturity 10/15/2036)(10)	07/06/23	9,400,000	6,551,455	5,852,982	0.63%
Carlyle US CLO 2024-1, Ltd.	Income Note (effective yield 7.94%, maturity 04/15/2037)(10)	01/26/24	11,475,000	8,605,449	6,893,543	0.75%
CBAM 2019-9, Ltd.	Subordinated Note (effective yield 12.28%, maturity 07/15/2037)	11/01/24	18,390,000	6,421,521	6,715,343	0.73%
CIFC Funding 2013-II, Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030)(10)(12)	06/06/14	17,265,625	1,681,522	383,803	0.04%
CIFC Funding 2014, Ltd.	Income Note (effective yield 0.00%, maturity 01/18/2031)(10)(12)	06/06/14	16,033,750	2,270,954	345,539	0.04%
CIFC Funding 2014-III, Ltd.	Income Note (effective yield 17.24%, maturity 03/31/2038)	02/17/15	18,290,500	10,813,472	10,496,368	1.14%
CIFC Funding 2014-IV-R, Ltd.	Income Note (effective yield 9.34%, maturity 01/17/2035)	08/05/14	8,457,500	3,210,255	2,506,931	0.27%
CIFC Funding 2015-III, Ltd.	Income Note (effective yield 0.00%, maturity 04/19/2029)(10)(11)	06/23/15	9,724,324	270,388	145,865	0.02%
CIFC Funding 2019-III, Ltd.	Subordinated Note (effective yield 15.46%, maturity 01/16/2038)	04/18/19	3,216,500	2,333,153	2,394,064	0.26%
CIFC Funding 2019-IV, Ltd.	Income Note (effective yield 8.98%, maturity 07/15/2038)(10)	06/07/19	17,648,000	10,954,924	9,493,775	1.03%
CIFC Funding 2019-V, Ltd.	Subordinated Note (effective yield 11.21%, maturity 01/15/2035)	02/07/23	16,075,000	10,614,733	9,246,878	1.00%
CIFC Funding 2020-I, Ltd.	Income Note (effective yield 21.35%, maturity 07/15/2036)(10)	06/12/20	9,400,000	4,937,630	5,131,877	0.56%
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 12.03%, maturity 10/20/2034)	02/07/23	5,500,000	3,537,686	2,999,427	0.32%
CIFC Funding 2020-II, Ltd.	Income Note (effective yield 12.03%, maturity 10/20/2034)	11/05/24	1,800,000	1,182,762	983,090	0.11%
CIFC Funding 2020-IV, Ltd.	Income Note (effective yield 16.83%, maturity 01/15/2040)(10)	12/11/20	9,625,000	6,549,316	7,143,970	0.77%
CIFC Funding 2021-III, Ltd.	Income Note (effective yield 7.57%, maturity 07/15/2036)(10)	04/23/21	17,275,000	9,217,283	7,146,046	0.77%
CIFC Funding 2021-VI, Ltd.	Income Note (effective yield 6.67%, maturity 10/15/2034)(10)	09/22/21	12,200,000	7,913,901	5,964,142	0.65%
CIFC Funding 2022-I, Ltd.	Income Note (effective yield 10.82%, maturity 04/17/2035)(10)	01/27/22	12,950,000	9,133,991	7,688,359	0.83%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 19.65%, maturity 10/16/2038)(10)	08/01/22	10,700,000	7,602,145	8,954,275	0.97%
CIFC Funding 2023-I, Ltd.	Income Note (effective yield 11.59%, maturity 10/15/2037)(10)	09/14/23	11,550,000	8,449,962	9,073,075	0.98%
CIFC Funding 2023-II, Ltd.	Subordinated Note (effective yield 8.29%, maturity 01/21/2037)	05/16/24	5,500,000	3,813,678	3,351,407	0.36%
CIFC Funding 2025-II Ltd.	Income Note (effective yield 16.48%, maturity 04/15/2038)(10)	02/07/25	14,400,000	11,782,266	12,880,678	1.39%
Cutwater 2015-I, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2029)(10)(11)	05/01/15	31,100,000	—	68,091	0.01%
Danby Park CLO, Ltd.	Subordinated Note (effective yield 10.04%, maturity 10/21/2037)	10/31/24	5,150,000	5,214,375	4,229,272	0.46%
Dewolf Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 10/15/2030)(10)(12)	08/10/17	7,700,000	2,374,260	1,775,772	0.19%
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of June 30, 2025
(expressed in U.S. dollars)
(Unaudited)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation Equity(8)(9) (continued)
Structured Finance (continued)
United States (continued)
Dryden 53 CLO, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2031)(12)	11/28/17	$7,684,999	$1,165,199	$307,400	0.03%
Dryden 64 CLO, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031)(12)	05/11/20	9,600,000	1,770,860	96,000	0.01%
Dryden 68 CLO, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2035)(10)(12)	05/30/19	14,080,000	7,917,444	4,526,546	0.49%
Dryden 76 CLO, Ltd.	Subordinated Note (effective yield 13.06%, maturity 10/15/2037)(10)	05/14/24	12,256,000	4,812,585	4,323,731	0.47%
Dryden 78 CLO Ltd.	Subordinated Note (effective yield 10.60%, maturity 04/17/2037)	07/31/24	26,520,000	12,692,982	10,611,307	1.15%
Dryden 85 CLO, Ltd.	Income Note (effective yield 7.75%, maturity 07/15/2037)(10)	09/17/20	12,750,000	7,744,826	5,685,162	0.62%
Dryden 90 CLO, Ltd.	Subordinated Note (effective yield 4.28%, maturity 02/20/2035)	04/09/24	19,500,000	10,481,759	6,385,591	0.69%
Dryden 94 CLO, Ltd.	Income Note (effective yield 5.74%, maturity 10/15/2037)(10)	04/28/22	19,425,000	11,196,873	7,591,973	0.82%
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 17.52%, maturity 04/15/2038)(10)	02/15/23	48,500,000	24,251,537	25,059,337	2.71%
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 01/20/2030)(12)	06/05/20	6,372,500	641,580	63,725	0.01%
Eaton Vance CLO 2020-1, Ltd.	Subordinated Note (effective yield 15.47%, maturity 10/15/2037)(10)	08/08/23	7,975,000	4,687,070	4,406,155	0.48%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 14.85%, maturity 10/15/2037)(10)	09/16/22	13,700,000	8,357,606	7,547,310	0.82%
Elmwood CLO III Ltd.	Subordinated Note (effective yield 4.44%, maturity 07/18/2037)	07/15/24	7,460,000	5,263,543	3,609,505	0.39%
Elmwood CLO 14 Ltd.	Subordinated Note (effective yield 4.58%, maturity 04/20/2035)	06/06/23	7,000,000	4,465,861	3,460,889	0.37%
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 2.91%, maturity 10/20/2036)	10/27/23	4,900,000	2,963,648	2,384,392	0.26%
Flatiron CLO 17 Ltd.	Subordinated Note (effective yield 0.00%, maturity 05/15/2030)(11)	05/16/24	3,000,000	63,147	75,000	0.01%
Flatiron CLO 21 Ltd.	Subordinated Note (effective yield 11.69%, maturity 10/19/2037)	12/10/24	28,145,000	20,396,171	18,126,081	1.96%
Greywolf CLO IV, Ltd.	Subordinated Note (effective yield 0.75%, maturity 04/17/2034)	03/26/21	7,520,000	3,761,275	2,173,546	0.24%
Generate CLO 2 Ltd.	Subordinated Note (effective yield 12.20%, maturity 10/22/2037)	05/14/24	2,058,000	924,728	761,152	0.08%
Generate CLO 4 Ltd.	Subordinated Note (effective yield 10.20%, maturity 07/20/2037)	09/24/24	12,425,000	9,166,428	7,031,732	0.76%
Generate CLO 3 Ltd.	Subordinated Note (effective yield 2.79%, maturity 10/20/2036)	05/14/24	5,000,000	2,783,130	1,885,059	0.20%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 13.68%, maturity 01/20/2038)	04/27/22	11,250,000	7,906,663	6,938,076	0.75%
Generate CLO 16 Ltd.	Subordinated Note (effective yield 12.60%, maturity 07/20/2037)	05/17/24	15,000,000	12,179,413	10,665,542	1.15%
Generate CLO 17 Ltd.	Subordinated Note (effective yield 14.15%, maturity 10/22/2037)	01/30/25	4,000,000	3,146,847	2,960,269	0.32%
HarbourView CLO VII-R, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031)(12)	09/29/17	1,100,000	110	110	0.00%
Invesco CLO 2022-2, Ltd.	Subordinated Note (effective yield 10.96%, maturity 07/20/2035)	08/14/24	16,450,000	9,262,793	7,871,137	0.85%
Invesco CLO 2022-2, Ltd.	Class Y Note (effective yield 90.60%, maturity 07/20/2035)	08/14/24	1,280,000	167,521	243,022	0.03%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 15.88%, maturity 01/21/2035)	04/27/23	5,222,500	2,782,794	2,322,756	0.25%
KKR CLO 36 Ltd.	Subordinated Note (effective yield 2.23%, maturity 10/15/2034)	05/03/22	7,500,000	4,720,213	2,603,806	0.28%
KKR CLO 37 Ltd.	Subordinated Note (effective yield 15.36%, maturity 04/20/2038)	01/25/24	14,433,000	9,366,369	7,489,789	0.81%
Lake George Park CLO, Ltd.	Income Note (effective yield 19.39%, maturity 04/15/2038)(10)	02/18/25	22,650,000	18,558,413	20,680,640	2.24%
Lake Shore MM CLO I Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2033)(10)(12)	03/08/19	14,550,000	9,396,393	2,764,500	0.30%
LCM 38 Ltd.	Income Note (effective yield 12.16%, maturity 10/15/2036)	01/31/24	5,228,500	4,135,886	3,141,651	0.34%
Lodi Park CLO, Ltd.	Subordinated Note (effective yield 12.92%, maturity 07/21/2036)	11/13/24	2,775,000	2,303,766	2,137,435	0.23%
Lodi Park CLO, Ltd.	Income Note (effective yield 12.92%, maturity 07/21/2036)	11/13/24	4,725,000	3,949,504	3,640,161	0.39%
Madison Park Funding XX, Ltd.	Subordinated Note (effective yield 14.68%, maturity 10/27/2037)	02/06/25	35,450,000	8,981,892	8,315,262	0.90%
Madison Park Funding XXI, Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/15/2032)	08/22/16	6,462,500	2,927,834	2,131,327	0.23%
Madison Park Funding XXII, Ltd.	Subordinated Note (effective yield 15.92%, maturity 01/15/2038)	10/30/18	11,731,082	5,998,915	5,747,828	0.62%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 16.99%, maturity 10/16/2037)	09/27/22	12,825,000	6,565,663	6,454,129	0.70%
Madison Park Funding XL, Ltd.	Subordinated Note (effective yield 0.00%, maturity 02/28/2047)(12)	06/02/16	17,857,979	4,126,502	2,844,634	0.31%
Madison Park Funding XLIV, Ltd.	Subordinated Note (effective yield 14.89%, maturity 07/16/2037)	11/16/18	9,919,821	4,548,010	4,332,353	0.47%
Madison Park Funding XLVII, Ltd.	Subordinated Note (effective yield 12.96%, maturity 04/19/2037)	04/29/21	5,000,000	3,256,235	2,870,861	0.31%
Madison Park Funding LII, Ltd.	Subordinated Note (effective yield 6.17%, maturity 01/22/2035)	03/13/24	6,500,000	4,021,366	2,749,255	0.30%
Madison Park Funding LXII, Ltd.	Subordinated Note (effective yield 7.40%, maturity 07/17/2036)	07/27/23	5,600,000	3,902,082	2,967,105	0.32%
Madison Park Funding LXIX, Ltd.	Subordinated Note (effective yield 15.02%, maturity 07/25/2037)	05/22/25	8,050,000	6,289,063	6,267,211	0.68%
Marathon CLO VIII Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2031)(11)	06/16/15	16,333,000	—	16,333	0.00%
Marathon CLO X Ltd.	Subordinated Note (effective yield 0.00%, maturity 11/15/2029)(11)	08/09/17	2,550,000	—	2,550	0.00%
Marathon CLO XI Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031)(11)	02/06/18	2,075,000	45,650	208	0.00%
Marathon CLO XII Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031)(11)	09/06/18	4,500,000	125,089	9,000	0.00%
Meacham Park CLO, Ltd.	Subordinated Note (effective yield 13.90%, maturity 10/20/2037)	01/24/25	9,950,000	7,351,537	7,107,452	0.77%
Morgan Stanley Eaton Vance CLO 2023-19, Ltd.	Subordinated Note (effective yield 24.67%, maturity 07/15/2038)	02/21/24	4,150,000	2,242,496	2,567,575	0.28%
Morgan Stanley Eaton Vance CLO 2023-20, Ltd.	Subordinated Note (effective yield 9.82%, maturity 01/20/2037)	05/08/24	6,050,000	4,424,683	3,790,613	0.41%
Muzinich & Co., Inc.	CLO Participation Share	10/28/21	—	—	2,406,518	0.26%
OCP CLO 2019-17, Ltd.	Preferred Share (effective yield 10.62%, maturity 07/20/2037)	09/03/24	26,750,000	15,683,342	13,331,587	1.44%
OCP CLO 2021-22, Ltd.	Subordinated Note (effective yield 11.32%, maturity 10/20/2037)	05/08/24	6,855,000	4,663,327	3,847,945	0.42%
OCP CLO 2022-24, Ltd.	Subordinated Note (effective yield 10.41%, maturity 10/20/2037)	10/29/24	3,500,000	2,519,830	2,155,986	0.23%
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of June 30, 2025
(expressed in U.S. dollars)
(Unaudited)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation Equity(8)(9) (continued)
Structured Finance (continued)
United States (continued)
OCP CLO 2023-26, Ltd.	Subordinated Note (effective yield 19.79%, maturity 04/17/2037)	08/12/24	$3,000,000	$2,249,300	$2,550,062	0.28%
OCP CLO 2023-30, Ltd.	Subordinated Note (effective yield 6.36%, maturity 01/24/2037)	05/10/24	8,350,000	6,380,356	5,605,385	0.61%
OCP CLO 2024-36, Ltd.	Subordinated Note (effective yield 14.42%, maturity 10/16/2037)	05/15/25	3,200,000	2,543,200	2,549,408	0.28%
Octagon Investment Partners XIV, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2029)(10)(12)	06/06/14	20,572,125	—	7,243	0.00%
Octagon Investment Partners 26, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030)(10)(12)	03/23/16	13,750,000	1,634,691	82,935	0.01%
Octagon Investment Partners 27, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030)(10)(12)	05/25/16	11,804,048	26,314	6,703	0.00%
Octagon Investment Partners 29, Ltd.	Subordinated Note (effective yield 6.38%, maturity 07/18/2037)(10)	05/05/21	23,400,000	8,593,613	5,959,453	0.65%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/25/2030)(12)	05/25/21	1,550,000	598,035	124,000	0.01%
Octagon Investment Partners 44, Ltd.	Income Note (effective yield 0.00%, maturity 10/15/2034)(10)(12)	06/19/19	13,500,000	6,681,685	1,804,997	0.20%
Octagon Investment Partners 45, Ltd.	Subordinated Note (effective yield 8.37%, maturity 04/15/2035)	07/27/23	18,155,000	9,148,971	5,292,148	0.57%
Octagon Investment Partners 46, Ltd.	Income Note (effective yield 7.84%, maturity 07/15/2036)(10)	06/26/20	10,650,000	3,801,740	1,878,582	0.20%
Octagon Investment Partners 48, Ltd.	Subordinated Note (effective yield 11.67%, maturity 01/15/2039)(10)	03/25/22	13,875,000	8,473,107	7,093,341	0.77%
Octagon Investment Partners 50, Ltd.	Income Note (effective yield 7.36%, maturity 01/15/2035)(10)	10/06/20	9,250,000	4,215,865	2,495,228	0.27%
Octagon 51, Ltd.	Income B Note (effective yield 15.91%, maturity 07/20/2034)	04/16/21	19,300,000	11,852,495	9,113,657	0.99%
Octagon 55, Ltd.	Subordinated Note (effective yield 6.84%, maturity 07/20/2034)	02/11/22	8,700,000	5,346,364	3,410,773	0.37%
Octagon 58, Ltd.	Income Note (effective yield 12.54%, maturity 04/15/2038)(10)	04/21/22	15,625,000	15,667,964	13,276,262	1.44%
OFSI BSL VIII, Ltd.	Income Note (effective yield 0.00%, maturity 08/16/2029)(10)(11)	07/18/17	7,719,320	727,057	347,698	0.04%
Palmer Square CLO 2021-4, Ltd.	Subordinated Note (effective yield 8.28%, maturity 07/15/2038)	02/12/24	4,323,000	2,739,223	2,426,205	0.26%
Park Blue CLO 2022-II, Ltd.	Subordinated Note (effective yield 13.58%, maturity 07/20/2037)	12/10/24	36,000,000	20,910,746	17,835,731	1.93%
RAD CLO 27, Ltd.	Subordinated Note (effective yield 14.41%, maturity 01/15/2038)	12/11/24	10,800,000	9,878,555	9,447,383	1.02%
Regatta VII Funding Ltd.	Subordinated Note (effective yield 0.00%, maturity 06/20/2034)(12)	10/01/21	6,450,000	2,176,926	1,225,500	0.13%
Regatta VII Funding Ltd.	Class R1A Note (effective yield 51.73%, maturity 06/20/2034)	10/01/21	10,126,500	15,105	9,425	0.00%
Regatta VII Funding Ltd.	Class R2 Note (effective yield 101.79%, maturity 06/20/2034)	10/01/21	10,126,500	98,256	84,482	0.01%
Regatta XII Funding Ltd.	Subordinated Note (effective yield 11.30%, maturity 10/15/2037)	12/12/24	20,575,000	11,252,824	9,416,654	1.02%
Regatta XII Funding Ltd.	Class R1A Note (effective yield 37.45%, maturity 10/15/2037)	12/12/24	14,629,350	35,332	49,363	0.01%
Regatta XII Funding Ltd.	Class R2 Note (effective yield 37.45%, maturity 10/15/2037)	12/12/24	14,629,350	317,991	444,260	0.05%
Regatta XVII Funding Ltd.	Subordinated Note (effective yield 13.12%, maturity 10/15/2037)	11/19/24	14,100,000	10,128,810	8,901,605	0.96%
Regatta XX Funding Ltd.	Income Note (effective yield 16.27%, maturity 01/15/2038)(10)	08/04/21	11,000,000	6,804,936	6,766,905	0.73%
Regatta XX Funding Ltd	Subordinated Note (effective yield 16.27%, maturity 01/15/2038)	03/04/25	250,000	137,254	140,457	0.02%
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 14.04%, maturity 10/15/2037)	06/10/22	9,000,000	5,535,978	4,976,431	0.54%
Regatta XXII Funding Ltd.	Subordinated Note (effective yield 20.79%, maturity 07/20/2035)	06/20/23	3,937,500	2,508,041	2,680,160	0.29%
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 17.04%, maturity 01/20/2038)	12/27/24	5,800,000	3,200,820	3,206,589	0.35%
Rockford Tower CLO 2019-1, Ltd.	Subordinated Note (effective yield 2.10%, maturity 04/20/2034)	06/14/21	10,300,000	5,931,330	3,272,087	0.35%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Note (effective yield 6.97%, maturity 01/15/2038)(10)	04/22/22	46,111,625	24,080,996	15,375,223	1.66%
Rockford Tower CLO 2022-3, Ltd.	Subordinated Note (effective yield 35.50%, maturity 07/20/2037)(10)	07/27/23	3,600,000	1,533,290	2,378,120	0.26%
Rockford Tower CLO 2023-1, Ltd.	Subordinated Note (effective yield 8.57%, maturity 01/20/2036)	05/21/24	7,280,000	5,796,232	5,657,708	0.61%
Rockford Tower 2024-2 Ltd	Subordinated Note (effective yield 18.11%, maturity 10/20/2037)	02/14/25	11,050,000	8,673,264	8,665,129	0.94%
RR 23 Ltd.	Subordinated Note (effective yield 5.84%, maturity 10/15/2035)	10/12/23	6,800,000	3,808,180	3,966,716	0.43%
RR 25 Ltd.	Subordinated Note (effective yield 8.44%, maturity 10/15/2037)	08/13/24	15,636,000	11,051,132	9,818,970	1.06%
Shackleton 2019-XIV CLO, Ltd.	Subordinated Note (effective yield 11.66%, maturity 07/20/2034)	02/01/24	5,525,000	3,760,011	3,509,757	0.38%
Signal Peak CLO 8, Ltd.	Subordinated Note (effective yield 16.14%, maturity 10/20/2037)	12/12/24	42,126,000	24,156,688	22,034,512	2.38%
Steele Creek CLO 2018-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2031)(10)(12)	03/28/18	11,370,000	3,391,283	167,699	0.02%
Steele Creek CLO 2019-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2032)(10)(12)	03/22/19	8,500,000	3,982,406	1,315,971	0.14%
Thompson Park CLO, Ltd.	Subordinated Note (effective yield 15.25%, maturity 04/15/2034)	07/25/24	34,025,000	24,190,159	22,751,997	2.46%
Unity-Peace Park CLO, Ltd.	Subordinated Note (effective yield 9.98%, maturity 04/20/2035)	09/07/23	34,020,000	22,923,333	17,602,373	1.91%
Wehle Park CLO, Ltd.	Subordinated Note (effective yield 13.63%, maturity 04/21/2035)	07/01/24	4,000,000	2,591,534	2,135,727	0.23%
Wehle Park CLO, Ltd.	Class M-2 Note (effective yield 101.65%, maturity 04/21/2035)	07/01/24	4,000,000	35,992	50,722	0.01%
Wellman Park CLO, Ltd.	Subordinated Note (effective yield 14.69%, maturity 07/15/2037)	09/20/23	20,025,000	12,427,455	12,256,145	1.33%
Wellman Park CLO, Ltd.	Class M-1 Note (effective yield 17.19%, maturity 07/15/2037)	09/20/23	20,025,000	171,088	214,304	0.02%
Wellman Park CLO, Ltd.	Class M-2 Note (effective yield 23.84%, maturity 07/15/2037)	09/20/23	24,205,000	550,108	587,906	0.06%
Whetstone Park CLO, Ltd.	Subordinated Note (effective yield 7.59%, maturity 01/20/2035)	05/03/22	10,560,000	7,111,949	5,072,463	0.55%
Wind River 2013-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030)(10)(12)	06/06/14	11,597,500	2,893,822	77,035	0.01%
Wind River 2014-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031)(12)	05/05/16	9,681,764	968	968	0.00%
Wind River 2014-3 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2031)(12)	12/17/14	11,000,000	1,100	1,100	0.00%
Wind River 2017-1 CLO Ltd.	Income Note (effective yield 0.00%, maturity 04/18/2036)(10)(12)	02/02/17	17,700,000	8,497,983	4,546,894	0.49%
Wind River 2017-3 CLO Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2035)(10)(12)	08/09/17	23,940,000	11,947,064	6,635,867	0.72%
Wind River 2018-1 CLO Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030)(10)(12)	06/22/18	15,750,000	6,430,528	3,323,528	0.36%
Wind River 2019-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2035)(10)(12)	09/20/19	13,470,000	7,471,359	3,639,687	0.39%
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of June 30, 2025
(expressed in U.S. dollars)
(Unaudited)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation Equity(8)(9) (continued)
Structured Finance (continued)
United States (continued)
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 07/20/2035)(10)(12)	06/03/22	$8,950,000	$5,318,744	$2,494,474	0.27%
Zais CLO 3, Limited	Income Note (effective yield 0.00%, maturity 07/15/2031)(10)(12)	04/08/15	16,871,644	—	33,011	0.00%
Zais CLO 5, Limited	Subordinated Note (effective yield 0.00%, maturity 10/15/2028)(12)	09/23/16	5,950,000	595	595	0.00%
Zais CLO 6, Limited	Subordinated Note (effective yield 0.00%, maturity 07/15/2029)(10)(12)	05/03/17	11,600,000	—	9,391	0.00%
Zais CLO 7, Limited	Income Note (effective yield 0.00%, maturity 04/15/2030)(12)	09/11/17	12,777,500	1,278	1,278	0.00%
Zais CLO 9, Limited	Subordinated Note (effective yield 0.00%, maturity 07/20/2031)(11)	10/29/18	3,015,000	11,759	3,015	0.00%
Total United States				1,254,063,251	1,047,513,595	113.39%
European Union – Various
Aqueduct European CLO 5-2020 DAC	Class M-1 Note (effective yield 8.41%, maturity 04/20/2034)(10)(13)	12/27/24	13,158,000	10,282,815	9,789,988	1.06%
Aqueduct European CLO 5-2020 DAC	Class M-2 Note (effective yield 10.41%, maturity 04/20/2034)(13)	12/27/24	13,304,000	9,838,764	9,548,473	1.03%
Aurium CLO XIII DAC	Subordinated Note (effective yield 18.53%, maturity 04/15/2038)(13)	01/30/25	3,277,500	3,241,128	3,501,496	0.38%
Avoca CLO XXXI DAC	Subordinated Note (effective yield 12.99%, maturity 07/15/2038)(13)	02/12/25	2,830,000	2,485,738	2,660,766	0.29%
BBAM European CLO II DAC	Subordinated Note (effective yield 25.89%, maturity 10/15/2034)(10)(13)	11/05/21	1,000,000	994,140	1,015,001	0.11%
Blackrock European CLO XV DAC	Subordinated Note (effective yield 11.07%, maturity 01/28/2038)(13)	11/29/24	3,250,000	3,267,193	3,243,381	0.35%
CIFC European Funding VI DAC	Subordinated Note (effective yield 16.60%, maturity 10/15/2037)(13)	07/17/24	5,000,000	4,580,460	4,845,582	0.52%
Clonkeen Park CLO DAC	Subordinated Note (effective yield 15.22%, maturity 10/15/2037)(10)(13)	08/16/24	33,291,000	25,259,567	26,049,557	2.82%
CVC Cordatus Loan Fund XXXIII DAC	Subordinated Note (effective yield 15.78%, maturity 03/24/2038)(13)	10/18/24	5,417,000	4,825,502	5,275,276	0.57%
Dryden 88 Euro CLO 2020 DAC	Subordinated Note (effective yield 13.91%, maturity 07/20/2034)(13)	04/23/21	600,000	458,027	391,386	0.04%
Henley CLO XI DAC	Subordinated Note (effective yield 14.07%, maturity 04/25/2039)(13)	02/10/25	1,500,000	1,545,900	1,758,180	0.19%
OCP Euro CLO 2019-3 DAC	Subordinated Note (effective yield 14.24%, maturity 04/20/2033)(13)	05/26/21	1,500,000	1,037,882	998,420	0.11%
OCP Euro CLO 2022-6 DAC	Subordinated Note (effective yield 8.28%, maturity 07/20/2036)(13)	04/23/24	1,125,000	916,277	1,044,341	0.11%
OCP Euro CLO 2024-10 DAC	Subordinated Note (effective yield 13.55%, maturity 10/20/2037)(13)	07/10/24	5,000,000	4,466,963	4,530,834	0.49%
Sculptor European CLO XII DAC	Subordinated Note (effective yield 15.96%, maturity 01/15/2038)(13)	11/27/24	7,050,000	5,958,378	6,515,421	0.71%
Total European Union – Various				79,158,734	81,168,102	8.78%
Total Collateralized Loan Obligation Equity				1,333,221,985	1,128,681,697	122.17%
Loan Accumulation Facilities(9)(14)
Structured Finance
United States
Steamboat LII Ltd.	Loan Accumulation Facility	12/23/24	9,460,750	9,460,750	9,475,766	1.03%
Steamboat LIII Ltd.	Loan Accumulation Facility	06/02/25	6,016,750	6,016,750	6,016,750	0.65%
Steamboat LIV Ltd.	Loan Accumulation Facility	06/04/25	2,923,000	2,923,000	2,923,000	0.32%
Steamboat LV Ltd.	Loan Accumulation Facility	06/16/25	1,488,750	1,488,750	1,488,750	0.16%
Steamboat LVI Ltd.	Loan Accumulation Facility	05/27/25	5,500,750	5,500,750	5,501,512	0.60%
Steamboat LVII Ltd.	Loan Accumulation Facility	04/22/25	2,769,750	2,769,750	2,773,226	0.30%
Steamboat LVIII Ltd.	Loan Accumulation Facility	06/04/25	1,984,500	1,984,500	1,984,500	0.21%
Steamboat LIX Ltd.	Loan Accumulation Facility	06/23/25	1,987,250	1,987,250	1,987,250	0.22%
Total Loan Accumulation Facilities				32,131,500	32,150,754	3.49%
Asset Backed Securities
Structured Finance
Caribbean and Central America
CFG Investments Limited 2025-1	Class C Note, 12.72% (due 03/25/2036)(15)	03/18/25	1,000,000	999,499	1,018,500	0.11%
Germany
Cork Harmony Consumer Loans DAC	Mezzanine Loan, DD, 11.13% (1M EURIBOR + 9.00%, due 07/15/2027)(6)(9)(13)(16)	07/13/23	1,714,285	1,877,325	2,021,680	0.22%
Fortuna Consumer Loan ABS 2024-2 DAC	Class G Note, 12.41% (1M EURIBOR + 10.50%, due 10/18/2034)(6)(13)	09/13/24	7,500,000	8,308,125	8,850,659	0.96%
Noria DE 2024	Class G Note, 9.14% (1M EURIBOR + 7.25%, due 02/25/2043)(6)(13)	07/17/24	2,900,000	3,171,440	3,471,442	0.38%
Total Germany				13,356,890	14,343,781	1.56%
Spain
Autonoria Spain 2022 FT	Class G Note, 13.89% (1M EURIBOR + 12.00%, due 01/31/2040)(6)(9)(13)	09/14/22	1,246,878	1,244,197	1,484,581	0.16%
BBVA Consumo FTA	Class E Note, 10.46% (3M EURIBOR + 8.20%, due 04/21/2037)(6)(13)	05/10/24	1,131,753	1,219,068	1,391,689	0.15%
Total Spain				2,463,265	2,876,270	0.31%
United States
Carvana Auto Receivables Trust 2024-P2	Class R Note (effective yield 19.58%, maturity 06/10/2031)(8)	06/04/24	23,083	7,400,564	7,061,843	0.76%
Carvana Auto Receivables Trust 2024-P3	Class R Note (effective yield 20.43%, maturity 09/10/2032)(8)	09/10/24	17,730	9,763,607	9,668,543	1.05%
Carvana Auto Receivables Trust 2024-P4	Class R Note (effective yield 12.01%, maturity 12/10/2032)(8)	12/10/24	15,578	7,560,159	7,426,234	0.80%
Carvana Auto Receivables Trust 2025-N1	Class EX5 Note (effective yield 20.49%, maturity 08/10/2032)(8)	02/11/25	12,500	4,337,442	4,204,960	0.46%
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of June 30, 2025
(expressed in U.S. dollars)
(Unaudited)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)	% of Net Assets
Asset Backed Securities (continued)
Structured Finance (continued)
United States (continued)
Carvana Auto Receivables Trust 2025-P1	Class R Note (effective yield 16.25%, maturity 03/10/2033)(8)	03/11/25	$14,850	$7,792,241	$7,758,493	0.84%
Chase Auto Owner Trust 2024-4	Class R1 Note (effective yield 9.47%, maturity 11/25/2031)(8)	07/25/24	5,000	1,681,180	1,631,216	0.18%
GoodLeap Home Improvement Solutions Trust 2025-2	Class R Subordinate Notes (effective yield 17.13%, maturity 06/20/2049)(8)	06/09/25	1,184,151	2,625,001	2,604,459	0.28%
Mercury Financial Credit Card Master Trust Series 2024-VFN1	Class B Note, DD, 12.84% (1M SOFR + 8.50%, due 01/20/2028)(6)(9)(16)	09/20/24	5,882,834	5,882,834	5,893,737	0.64%
PenFed Auto Receivables Owner Trust	Class R1 Note (effective yield 17.91%, maturity 09/15/2032)(8)	08/15/24	47,660	4,868,826	5,461,644	0.59%
Total United States				51,911,854	51,711,129	5.60%
Total Asset Backed Securities				68,731,508	69,949,680	7.58%
Collateralized Fund Obligation Equity(8)(9)
Structured Finance
United States
ALP CFO 2024, L.P.	Subordinated Loan, DD (effective yield 38.50%, maturity 10/15/2036)	10/21/24	16,286,000	16,286,000	13,069,239	1.41%
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, DD (effective yield 44.85%, maturity 07/13/2038)	07/13/23	2,203,689	2,203,689	2,547,292	0.28%
StepStone Private Equity LP Secondary Opportunities Ltd.	Subordinated Loan, DD (effective yield 28.90%, maturity 12/28/2035)(16)	07/03/24	10,552,547	10,552,547	9,371,561	1.01%
Total Collateralized Fund Obligation Equity				29,042,236	24,988,092	2.70%
Common Stock
Financial Services
United States
Delta Financial Holdings LLC	Common Units(9)(17)(18)	07/19/23	1	1,147	574	0.00%
Delta Leasing SPV III, LLC	Common Equity(9)(17)(18)	07/19/23	18	18	621,522	0.07%
Lender MCS Holdings, Inc.	Common Stock(9)(17)	08/12/22	589	—	5,301	0.00%
Senior Credit Corp 2022 LLC	Common Stock(16)(18)	01/30/23	2,950,684	2,950,684	3,061,102	0.33%
Total Financial Services				2,951,849	3,688,499	0.40%
Leisure
United States
All Day Holdings LLC	Common Stock(17)	08/19/22	560	—	8	0.00%
Oil & Gas
United States
McDermott International Ltd	Common Stock(17)	12/31/20	1,951	121,936	18,535	0.00%
Total Common Stock				3,073,785	3,707,042	0.40%
Equipment Financing
Equipment Financing
United States
Applied Digital Corporation	Equipment Financing, 14.62% (due 04/08/2026)(15)	07/08/24	2,236,113	2,236,113	2,263,238	0.24%
Applied Digital Corporation	Equipment Financing, 14.62% (due 04/08/2026)(15)	07/08/24	2,137,631	2,137,631	2,163,562	0.23%
Total Equipment Financing				4,373,744	4,426,800	0.47%
Loans and Notes
Consumer Products
United States
JP Intermediate B LLC	First Lien Senior Secured Term Loan, 11.01% (3M SOFR + 5.76%, due 11/22/2027) (6)	03/02/21	496,049	489,451	22,322	0.00%
Financial Services
United States
BSD Capital Inc.	Floating Rate Note, 6.94% (3M SOFR + 2.66%, due 10/31/2027)(6)(9)	01/16/25	10,726,000	9,150,275	9,653,400	1.04%
Delta Leasing SPV III, LLC	Senior Secured Note, DD, 13.00% (due 07/18/2030) (7)(9)(15)(16)(18)	07/19/23	11,061,499	11,061,196	11,061,499	1.20%
Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.50% (due 12/05/2028)(15)(16)(18)	01/30/23	6,884,929	6,884,929	6,884,929	0.75%
Total Financial Services				27,096,400	27,599,828	2.99%
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation,Class B Secured Loan, DD, 11.50% (due 07/13/2038)(9)(15)	07/13/23	2,111,133	2,090,022	2,155,045	0.23%
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation,Class C Secured Loan, DD, 14.50% (due 07/13/2038)(9)(15)	07/13/23	966,685	957,018	987,759	0.11%
Total Structured Finance				3,047,040	3,142,804	0.34%
Total Loans and Notes				30,632,891	30,764,954	3.33%
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of June 30, 2025
(expressed in U.S. dollars)
(Unaudited)
Issuer(1)	Investment Description	Acquisition Date(2)	Principal Amount / Shares	Cost	Fair Value(3)	% of Net Assets
Preferred Stock
Financial Services
United States
Delta Financial Holdings LLC	Preferred Units(9)(17)(18)	07/19/23	$252	$251,801	$251,854	0.03%
Regulatory Capital Relief Securities(9)
Banking
France
AASFL 2022-1	Credit Linked Note – Class B, 14.63% (1M EURIBOR + 12.50%, due 12/27/2030)(6)(13)	11/22/22	1,406,099	1,448,211	1,665,092	0.18%
BNP Paribas	Credit Linked Note, 12.29% (3M EURIBOR + 9.50%, due 10/12/2032)(6)(13)	09/22/23	591,323	629,552	708,440	0.08%
PXL 2022-1	Junior Credit Linked Note, 16.78% (3M EURIBOR + 12.875%, due 12/29/2029)(6)(13)	12/16/22	3,800,000	3,924,067	4,709,768	0.51%
Total France				6,001,830	7,083,300	0.77%
United States
Ally Bank Auto Credit-Linked Notes Series 2024-A	Credit Linked Note – Class G, 12.75% (due 05/17/2032)(15)	06/13/24	3,078,601	3,078,601	3,146,022	0.34%
Ally Bank Auto Credit-Linked Notes Series 2024-B	Credit Linked Note – Class G, 11.40% (due 09/15/2032)(15)	10/29/24	1,860,141	1,860,141	1,876,594	0.20%
CRAFT 2022-1	Credit Linked Note, 16.83% (SOFR + 12.00%, due 04/21/2032)(6)	10/26/22	4,117,344	4,117,344	4,289,034	0.46%
Huntington Bank Auto 2024-1	Credit Linked Note – Class E, 12.55% (CD 1M SOFR + 8.25%, due 05/20/2032)(6)	06/14/24	1,467,453	1,467,453	1,490,083	0.16%
Huntington Bank Auto 2024-2	Credit Linked Note – Class G, 11.80% (CD 1M SOFR + 7.50%, due 10/20/2032)(6)	10/29/24	745,351	745,351	745,647	0.08%
Huntington Bank Auto 2025-1	Credit Linked Note – Class E, 11.45% (CD 1M SOFR + 7.15%, due 03/21/2033)(6)	03/11/25	3,138,592	3,138,592	3,123,508	0.34%
LOFT 2022-1	Class C Note, 23.36% (CD 3M SOFR + 19.00%, due 02/28/2032)(6)	08/22/22	8,679,173	8,351,887	9,198,356	1.00%
Manitoulin USD Ltd.	Guarantee Linked Note – Class F, 14.61% (CD 3M SOFR + 10.25%, due 11/10/2027)(6)	10/12/22	3,793,220	3,793,220	3,794,965	0.41%
Santander Bank Auto Credit-Linked Notes Series 2024-B	Credit Linked Note – Class G, 12.23% (due 01/18/2033)(15)	12/10/24	5,375,000	5,375,000	5,375,000	0.58%
Standard Chartered 7	Class B Note, 15.36% (CD 3M SOFR + 11.00%, due 04/25/2031)(6)	10/07/22	5,536,923	5,536,923	5,595,714	0.61%
TRAFIN 2023-1	Credit Linked Note, 14.28% (CD 3M SOFR + 10.00%, due 06/01/2029)(6)	11/27/23	2,375,000	2,375,000	2,441,513	0.26%
US Bank NA 2025-SUP1	Credit Linked Note – Class R, 11.81% (CD 1M SOFR + 7.50%, due 02/25/2032)(6)	03/06/25	6,256,794	6,256,794	6,256,794	0.68%
Total United States				46,096,306	47,333,230	5.12%
Total Regulatory Capital Relief Securities				52,098,136	54,416,530	5.89%
Total investments, at fair value as of June 30, 2025				$1,597,363,308	$1,392,883,305	150.77%
Liabilities, at fair value(19)
6.6875% Unsecured Notes due 2028	Unsecured Notes		$(32,423,800)	$(32,423,800)	$(31,827,202)	-3.44%
5.375% Unsecured Notes due 2029	Unsecured Notes		(93,250,000)	(93,250,000)	(86,386,800)	-9.35%
7.75% Unsecured Notes due 2030	Unsecured Notes		(115,000,000)	(115,000,000)	(113,850,000)	-12.32%
6.75% Unsecured Notes due 2031	Unsecured Notes		(44,850,000)	(44,850,000)	(42,356,340)	-4.58%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock		(54,313,825)	(54,313,825)	(50,620,485)	-5.48%
8.00% Series F Term Preferred Stock due 2029	Preferred Stock		(62,156,100)	(62,164,825)	(62,147,375)	-6.73%
Total liabilities, at fair value as of June 30, 2025				$(402,002,450)	$(387,188,202)	-41.90%
Net assets above (below) investments and liabilities, at fair value					(81,756,526)
Net assets as of June 30, 2025					$923,938,577
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of June 30, 2025
(expressed in U.S. dollars)
(Unaudited)
Footnotes to the Consolidated Schedule of Investments:
(1)	Unless otherwise noted, the Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company at the time of the Company’s formation.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	All securities are exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”.
(5)	Country represents the principal country of risk where the investment has exposure.
(6)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(7)	As of June 30, 2025, the investment includes interest income capitalized as additional investment principal, referred to as “PIK” interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received. See Note 2 “Summary of Significant Accounting Policies” for further discussion.
(8)	Collateralized loan obligation (“CLO”) equity, Collateralized Fund Obligations equity and Asset Backed Security residual tranches are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of June 30, 2025, the Company’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 11.41%. When excluding called CLOs, the Company’s weighted average effective yield on its CLO equity positions was 11.45%.
(9)	Classified as Level III investment. See Note 3 “Investments” for further discussion.
(10)	Fair value includes the Company’s interest in fee rebates on CLO subordinated and income notes.
(11)	As of June 30, 2025, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(12)	As of June 30, 2025 the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(13)	Investment principal amount is denominated in EUR.
(14)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(15)	Fixed rate investment.
(16)	This investment has an unfunded commitment as of June 30, 2025. See Note 10 “Commitments and Contingencies” for further discussion.
(17)	The following investment is not an income producing security.
(18)	The following is an affiliated investment as defined under the 1940 Act, which represents investments in which the Company owns 5% or more of the outstanding voting securities under common ownership or control. See Note 6 “Related Party Transactions” for further discussion.
(19)	The Company has accounted for its unsecured notes and mandatorily redeemable preferred stock utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned notes and preferred stock are carried at their fair value. See Note 2 “Summary of Significant Accounting Policies” for further discussion.
Reference Key:
CD	Compounded Daily
DD	Delayed Draw
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Schedule of Investments
As of June 30, 2025
(expressed in U.S. dollars)
(Unaudited)
Forward Currency Contracts, at Fair Value (1)
Currency Purchased		Currency Sold		Counterparty	Acquisition Date	Settlement Date	Fair Value
Unrealized depreciation on forward currency contracts
USD	112,279,558	EUR	97,732,896	Barclays Bank PLC	4/28/2025	7/31/2025	$(3,025,713)
Total unrealized depreciation on forward currency contracts							$(3,025,713)

(1)
See Note 4 “Derivative Contracts” for further discussion relating to forward currency contracts held by the Company.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Statement of Operations
For the six months ended June 30, 2025
(expressed in U.S. dollars)
(Unaudited)
INVESTMENT INCOME
Interest income(1)	$95,438,550
Other income	4,631,738
Dividend income(1)	694,633
Total Investment Income	100,764,921
EXPENSES
Interest expense	13,819,281
Incentive fee	13,255,282
Management fee	10,004,424
Professional fees	1,369,416
Administration fees	819,613
Directors’ fees	198,750
Tax expense	50,025
Other expenses	865,926
Total Expenses	40,382,717
NET INVESTMENT INCOME	60,382,204
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(6,268,441)
Forward currency contracts	(6,436,739)
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents(1)	(60,408,393)
Forward currency contracts	(7,131,464)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(12,782,854)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(93,027,891)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32,645,687)
DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY (NOTE 2)
6.75% Series D Perpetual Preferred Stock	(3,559,133)
7.00% Series AA Convertible Perpetual Preferred Stock	(3,607,643)
7.00% Series AB Convertible Perpetual Preferred Stock	(194,299)
TOTAL DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY	(7,361,075)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(40,006,762)

(1)
Interest income, dividend income and net unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents include balances attributed to affiliated investments of $925,002, $694,633 and $258,401, respectively. See Note 5 “Related Party Transactions” for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Statement of Comprehensive Income
For the six months ended June 30, 2025
(expressed in U.S. dollars)
(Unaudited)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(40,006,762)
OTHER COMPREHENSIVE INCOME (LOSS)(1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	9,317,739
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS AND COMPREHENSIVE INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(30,689,023)

(1)
See Note 2 “Summary of Significant Accounting Policies – Other Financial Assets and Financial Liabilities at Fair Value” for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Statements of Operations
(expressed in U.S. dollars)
(Unaudited)
	For the six months ended June 30, 2025	For the six months ended June 30, 2024
INVESTMENT INCOME
Interest income	$95,438,550	$79,293,634
Other income	4,631,738	3,415,134
Dividend income	694,633	378,601
Total Investment Income	100,764,921	83,087,369
EXPENSES
Interest expense	13,819,281	8,634,639
Incentive fee	13,255,282	12,082,762
Management fee	10,004,424	7,929,360
Professional fees	1,369,416	1,139,390
Administration fees	819,613	699,015
Directors’ fees	198,750	198,750
Tax expense	50,025	400,062
Commission expense	—	1,609,707
Other expenses	865,926	779,437
Total Expenses	40,382,717	33,473,122
NET INVESTMENT INCOME	60,382,204	49,614,247
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(6,268,441)	(9,916,227)
Forward currency contracts	(6,436,739)	259,262
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents(1)	(60,408,393)	(12,987,318)
Forward currency contracts	(7,131,464)	1,432,135
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(12,782,854)	4,012,255
NET REALIZED AND UNREALIZED GAIN (LOSS)	(93,027,891)	(17,199,893)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32,645,687)	32,414,354
DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY (NOTE 2)
6.75% Series D Perpetual Preferred Stock	(3,559,133)	(1,225,254)
7.00% Series AA Convertible Perpetual Preferred Stock	(3,607,643)	(57,667)
7.00% Series AB Convertible Perpetual Preferred Stock	(194,299)	(279)
TOTAL DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY	(7,361,075)	(1,283,200)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(40,006,762)	$31,131,154

Note:
The above Consolidated Statements of Operations represents the six months ended June 30, 2025 and June 30, 2024 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Statements of Operations
(expressed in U.S. dollars)
(Unaudited)
	For the three months ended June 30, 2025	For the three months ended March 31, 2025	For the six months ended June 30, 2025
INVESTMENT INCOME
Interest income	$45,709,103	$49,729,447	$95,438,550
Other income	2,447,181	2,184,557	4,631,738
Dividend income	267,166	427,467	694,633
Total Investment Income	48,423,450	52,341,471	100,764,921
EXPENSES
Interest expense	6,909,674	6,909,607	13,819,281
Incentive fee	5,980,955	7,274,327	13,255,282
Management fee	5,201,671	4,802,753	10,004,424
Professional fees	1,108,412	261,004	1,369,416
Administration fees	465,779	353,834	819,613
Directors’ fees	99,375	99,375	198,750
Tax expense	25,012	25,013	50,025
Other expenses	590,386	275,540	865,926
Total Expenses	20,381,264	20,001,453	40,382,717
NET INVESTMENT INCOME	28,042,186	32,340,018	60,382,204
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(8,250,674)	1,982,233	(6,268,441)
Forward currency contracts	(9,778,663)	3,341,924	(6,436,739)
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents(1)	54,078,052	(114,486,445)	(60,408,393)
Forward currency contracts	689,602	(7,821,066)	(7,131,464)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(3,138,076)	(9,644,778)	(12,782,854)
NET REALIZED AND UNREALIZED GAIN (LOSS)	33,600,241	(126,628,132)	(93,027,891)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	61,642,427	(94,288,114)	(32,645,687)
DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY (NOTE 2)
6.75% Series D Perpetual Preferred Stock	(1,779,566)	(1,779,567)	(3,559,133)
7.00% Series AA Convertible Perpetual Preferred Stock	(2,216,288)	(1,391,355)	(3,607,643)
7.00% Series AB Convertible Perpetual Preferred Stock	(122,511)	(71,788)	(194,299)
Total Distributions and Amortization on Temporary Equity	(4,118,365)	(3,242,710)	(7,361,075)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$57,524,062	$(97,530,824)	$(40,006,762)

Note:
The above Consolidated Statements of Operations represents the three months ended June 30, 2025, the three months ended March 31, 2025, and the six months ended June 30, 2025 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Statements of Changes in Net Assets
(expressed in U.S. dollars, except share amounts)
(Unaudited)
	For the six months ended June 30, 2025	For the year ended December 31, 2024
Net increase (decrease) in net assets resulting from operations
Net investment income	$60,382,204	$106,425,784
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(6,268,441)	(30,173,036)
Forward currency contracts	(6,436,739)	336,488
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	(60,408,393)	(2,025,059)
Forward currency contracts	(7,131,464)	5,479,647
Net unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(12,782,854)	5,447,384
Total net increase (decrease) in net assets resulting from operations	(32,645,687)	85,491,208
Net increase (decrease) in net assets resulting from other comprehensive income (loss)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	9,317,739	(7,425,746)
Common stock distributions:
Total earnings distributed	(100,364,999)	(174,564,856)
Common stock distributions from tax return of capital	—	(9,826,464)
Total common stock distributions	(100,364,999)	(184,391,320)
Distributions and amortization on temporary equity:
6.75% Series D Perpetual Preferred Stock	(3,559,133)	(3,762,891)
7.00% Series AA Convertible Perpetual Preferred Stock	(3,607,643)	(1,385,037)
7.00% Series AB Convertible Perpetual Preferred Stock	(194,299)	(33,582)
Total distributions and amortization on temporary equity	(7,361,075)	(5,181,510)
Capital share transactions
Issuance of shares of common stock pursuant to the Company’s “at the market” program, net of commissions and offering expenses	106,266,974	318,688,885
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	11,857,866	21,342,675
Total increase in net assets from capital share transactions	118,124,840	340,031,560
Total increase (decrease) in net assets	(12,929,182)	228,524,192
Net assets at beginning of period	936,867,759	708,343,567
Net assets at end of period	$923,938,577	$936,867,759
Capital share activity
Shares of common stock issued pursuant to the Company’s “at the market” program	12,974,741	32,584,457
Shares of common stock issued pursuant to the Company’s dividend reinvestment plan	1,521,946	2,302,409
Total increase (decrease) in capital share activity	14,496,687	34,886,866
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Statement of Cash Flows
For the six months ended ended June 30, 2025
(expressed in U.S. dollars)
(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(32,645,687)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(325,938,922)
Proceeds from sales of investments and repayments of principal(1)	236,483,993
Proceeds from investments purchased under agreements to resell	3,789,735
Payment-in-kind interest	(201,908)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	6,268,441
Forward currency contracts	6,436,739
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	60,408,393
Forward currency contracts	7,131,464
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	12,782,854
Amortization (accretion) included in interest expense	7,621
Amortization (accretion) of premiums or discounts on debt securities	(352,491)
Changes in assets and liabilities:
Interest receivable	(1,581,761)
Excise tax refund receivable	842,230
Prepaid expenses	(267,249)
Incentive fee payable	541,018
Management fee payable	158,609
Professional fees payable	(380,100)
Administration fees payable	(146,972)
Tax expense payable	(10,025)
Interest payable	(529,225)
Other expenses payable	(1,376,762)
Net cash provided by (used in) operating activities	(28,580,005)
CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions, net of reinvestment and change in common stock distribution payable	(88,455,577)
Issuance of shares of common stock pursuant to the Company’s “at the market” program, net of commissions and offering expenses	106,266,974
Issuance of 6.75% Series D Perpetual Preferred Stock pursuant to the Company’s “at the market” program	314,811
Issuance of 7.00% Series AA Convertible Perpetual Preferred Stock	56,169,976
7.00% Series AA Convertible Perpetual Preferred Stock issued pursuant to the Company’s dividend reinvestment plan	54,304
Issuance of 7.00% Series AB Convertible Perpetual Preferred Stock	3,925,077
6.75% Series D Perpetual Preferred Stock distributions	(3,559,133)
7.00% Series AA Convertible Perpetual Preferred Stock distributions	(2,235,001)
7.00% Series AB Convertible Perpetual Preferred Stock distributions	(162,151)
Net cash provided by (used in) financing activities	72,319,280
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	43,739,275
EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(6,074,770)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF PERIOD	42,224,792
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, END OF PERIOD	$79,889,297
Supplemental disclosures:
Cash paid for interest expense	$14,331,551
Cash paid for distributions on temporary equity	$5,965,782
Cash paid for franchise taxes	$50,025

(1)
Proceeds from sales or maturity of investments includes $70,894,393 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
1.
ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal.
The Company was initially formed on March 24, 2014 and commenced operations on June 6, 2014. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and on October 8, 2014, the Company’s shares began trading on the New York Stock Exchange (the “NYSE”) under the symbol “ECC”.
The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.
The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).
The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries- Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (US) LLC (“Sub II US”), a Delaware limited liability company. All intercompany accounts and transactions have been eliminated upon consolidation. As of June 30, 2025, Sub I, Sub II and Sub II US represent 49.9%, 4.5% and 2.1% of the Company’s net assets, respectively.
2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting
The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
Operating Segments
The Company has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Company is comprised of the Company’s Chief Executive Officer and the Chief Financial Officer. Key financial information in the form of the Company’s portfolio composition, total return, changes in net assets and expense ratios which are used by the CODM to assess the Company’s performance and to make operational decisions for the Company’s single segment, is consistent with the presentation within the Company’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the Consolidated Statement of Operations.
Valuation of Investments
The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments.
The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).
Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.
The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:
▪
Level I — Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.

▪
Level II — Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

▪
Level III — Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.
Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.
Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.
The Company’s investment in Joint Ventures (“JV”) are measured using net asset value (“NAV”) as a practical expedient and are not categorized within the fair value hierarchy.
An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.
See Note 3 “Investments” for further discussion relating to the Company’s investments.
Forward Currency Contracts
The Company may enter into forward currency contracts to manage the Company’s exposure to foreign currencies in which some of the Company’s investments are denominated. A forward currency contract is an agreement between the Company and a counterparty to buy and sell a currency at an agreed-upon exchange rate and on an agreed-upon future date. Forward currency contracts are recorded at fair value and the cumulative change in fair value is reported as unrealized appreciation (depreciation) on forward currency contracts on the Consolidated Statement of Assets and Liabilities. The Company records a realized gain or (loss) on the settlement of a forward currency contract with such realized gains or (losses) reported on the Consolidated Statement of Operations. Cash amounts pledged as collateral for forward currency contracts is considered restricted.
Investments Purchased Under Agreements to Resell
The Company records investments purchased under agreements to resell at their contracted resell amounts, which approximates fair value. Interest on these agreements is accrued and reported in interest receivable on the Consolidated Statement of Assets and Liabilities and interest income in the Consolidated Statement of Operations. Investments purchased under agreements to resell are generally categorized in Level II of the fair value hierarchy.
Temporary Equity
The Company’s “Perpetual Preferred Stock,” which is represented by its 6.75% Series D Perpetual Preferred Stock (the “Series D Perpetual Preferred Stock”), 7.00% Series AA Convertible Perpetual Preferred Stock (“Series AA Convertible Perpetual Preferred Stock”) and 7.00% Series AB Convertible Perpetual Preferred Stock (“Series AB Convertible Perpetual Preferred Stock” and collectively with the Series AA Convertible Perpetual Preferred Stock, the “Convertible Perpetual Preferred Stock”) is accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity in accordance with FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), which requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity.

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
The Perpetual Preferred Stock is recorded net of deferred issuance cost, which consists of fees and expenses incurred in connection with the issuance of the Perpetual Preferred Stock, and net of issuance premiums/(discounts), if any. Deferred issuance cost is amortized into expense when it is probable the Perpetual Preferred Stock becomes redeemable in the future.
Deferred issuance costs on the Convertible Perpetual Preferred Stock are amortized using the effective interest method due to the probable likelihood of contingent holder optional or death related redemptions occurring. The Convertible Perpetual Preferred Stock is recorded net of unamortized deferred issuance costs.
The Company is compliant with all contingent redemption provisions of the Series D Perpetual Preferred Stock as of June 30, 2025, therefore, no deferred issuance costs have been amortized.
Distributions paid and amortization of deferred issuance costs on the preferred stock treated as temporary equity are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations attributable to common stockholders.
The following table reflects distributions and amortization of Perpetual Preferred Stock deferred issuance costs for the six months ended June 30, 2025:
	Series D Perpetual Preferred Stock	Series AA Convertible Perpetual Preferred Stock	Series AB Convertible Perpetual Preferred Stock	Total
Distributions (Including Accrued Distributions)	$3,559,133	$2,235,001	$162,151	$5,956,285
Amortization of Deferred Issuance Costs	—	1,372,642	32,148	1,404,790
Total Distributions (Including Accrued Distributions) and Amortization of Deferred Issuance Costs	$3,559,133	$3,607,643	$194,299	$7,361,075
See Note 7 “Preferred Stock” for further discussion relating to the Perpetual Preferred Stock issuances.
Other Financial Assets and Financial Liabilities at Fair Value
The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income. Additionally, upfront offering costs related to such instruments, inclusive of the costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.
The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), 5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”), 7.75% Unsecured Notes due 2030 (the “Series 2030 Notes”), 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes” and collectively with the Series 2028 Notes, Series 2029 Notes and Series 2030 Notes, the “Unsecured Notes”), 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) and its 8.00% Series F Term Preferred Stock due 2029 (the “Series F Term Preferred Stock” and collectively with the Series C Term Preferred Stock, the “Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
Investment Income Recognition
Interest income from investments in CLO debt, asset backed securities (“ABS”), bank debt term loans, loans and notes, equipment financing, and regulatory capital relief securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected and includes amortization of premium or accretion of discount. Interest income is generally expected to be received in cash.
The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments. Amortization of premium or accretion of discount is recognized using the effective interest method.
In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Company does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed.
CLO equity investments, fee rebates, collateralized fund obligation (“CFO”) equity, and ABS residual tranche investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from such investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. It is the Adviser’s policy to review the effective yield for each CFO equity and ABS residual tranche position at each measurement date and update periodically based on the facts and circumstances known to the Adviser.
LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from LAFs recorded for the six months ended June 30, 2025 was $3.0 million.
Other Income
Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income.
Dividend Income
Dividend income represents dividend income from the Company’s investments in common stock.
Interest Expense
Interest expense includes the Company’s distributions associated with its Term Preferred Stock and interest paid associated with its Unsecured Notes. Interest expense also includes the Company’s amortization of issuance premiums/discounts associated with the issuance of its Term Preferred Stock.

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
The following table summarizes the components of interest expense for the six months ended June 30, 2025:
	Series C Term Preferred Stock	Series F Term Preferred Stock	Series 2028 Notes	Series 2029 Notes	Series 2030 Notes	Series 2031 Notes	Total
Interest expense	$1,765,204	$2,486,249	$1,084,171	$2,506,094	$4,456,254	$1,513,688	$13,811,660
Amortization of issuance (premium) discount	—	7,621	—	—	—	—	7,621
Total interest expense	$1,765,204	$2,493,870	$1,084,171	$2,506,094	$4,456,254	$1,513,688	$13,819,281
See Note 7 “Preferred Stock” and Note 8 “Unsecured Notes” for further discussion relating to the Term Preferred Stock and Unsecured Notes, respectively.
Issuance Premiums/Discounts
Issuance premiums/discounts on liabilities consist of premiums received or discounts provided in connection with the issuance of the Term Preferred Stock as part of the Company’s ATM program. Consistent with FASB ASC Topic 835-30-35-2, the issuance premiums or discounts are capitalized at the time of issuance and are amortized using the effective interest method over the term of the Term Preferred Stock. Amortization of issue premiums or discounts are reflected as a contra expense and interest expense, respectively, in the Consolidated Statement of Operations.
Repurchase of Debt Securities
The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions or redemptions and subsequent retirement as a realized gain or loss in the Consolidated Statement of Operations.
Securities Transactions
The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded based on the specific identification method.
In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to current fair value and recognized as a realized loss in the Consolidated Statement of Operations.
Cash and Cash Equivalents
The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.
Restricted Cash
Restricted cash is subject to a legal or contractual restriction by third parties as well as a restriction as to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. The Company considers cash collateral posted with counterparties for foreign currency contracts to be restricted cash. As of June 30, 2025, the Company held $5.9 million in restricted cash associated with forward currency contracts entered into by the Company.
Foreign Currency
The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.
Expense Recognition
Expenses are recorded on the accrual basis of accounting.
Prepaid Expenses
Prepaid expenses generally consist of insurance premiums, filing fees, shelf registration expenses and ATM program expenses. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Any subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred. Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.
Offering Expenses
Offering expenses associated with the issuance of shares of the Company’s common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies — Investment Company Activities — Recognition.
Federal and Other Taxes
The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.
Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.
As of June 30, 2025, the federal income tax cost and net unrealized depreciation on securities were as follows:
Cost for federal income tax purposes	1,607,557,794
Gross unrealized appreciation	64,919,152
Gross unrealized depreciation	(279,593,641)
Net unrealized depreciation	(214,674,489)

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
For the six months ended June 30, 2025, the Company incurred $50,025 in Delaware franchise tax expense related to the 2025 tax year.
Sub II US, a subsidiary of the Company, has elected to be treated as a corporation for U.S. tax purposes and is subject to federal, state and local tax where it operates or is deemed to operate. Sub II US has recorded a deferred tax liability of $453,314 for the year ended December 31, 2024, which remains unpaid as of June 30, 2025. The deferred tax liability is related to book/tax differences for the taxable subsidiaries’ investments in certain partnership interests.
Distributions
The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally receive all distributions in cash.
In addition to the intended regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s taxable income over the Company’s aggregate monthly distributions paid during the year.
The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for U.S. federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.
The following table summarizes the distributions declared and paid by the Company for the six months ended June 30, 2025 on common stock and preferred stock with record dates during 2025:
	Distribution per Share	Distribution Amount
Common Stock	$0.84	$100,364,999
Series C Term Preferred Stock	0.81	1,765,204
Series D Perpetual Preferred Stock	0.84	3,559,133
Series F Term Preferred Stock	1.00	2,486,249
Series AA Convertible Perpetual Preferred Stock	0.88	2,242,004
Series AB Convertible Perpetual Preferred Stock	0.88	164,645

3.
INVESTMENTS

Fair Value Measurement
The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of June 30, 2025:

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
Fair Value Measurement (in millions)
	Level I	Level II	Level III	Investments measured at NAV	Total
Assets at Fair Value
Investments at Fair Value
CLO Debt	$—	$43.5	$—	$—	$43.5
CLO Equity	—	—	1,128.7	—	1,128.7
Loan Accumulation Facilities	—	—	32.2	—	32.2
Asset Backed Securities	—	60.5	9.4	—	69.9
CFO Equity	—	—	25.0	—	25.0
Common Stock	—	—	0.6	3.1	3.7
Equipment Financing	—	—	4.4	—	4.4
Loans and Notes	—	—	23.9	6.9	30.8
Preferred Stock	—	—	0.3	—	0.3
Regulatory Capital Relief Securities	—	—	54.4	—	54.4
Total Investments at Fair Value(1)	$—	$104.1	$1,278.8	$9.9	$1,392.9
Other Financial Instruments at Fair Value(2)
Forward Currency Contracts
Unrealized depreciation on forward currency contracts(1)	$—	$(3.0)	$—	$—	$(3.0)
Liabilities at Fair Value
Term Preferred Stock and Unsecured Notes at Fair Value
Series 2028 Notes	$31.8	$—	$—	$—	$31.8
Series 2029 Notes	86.4	—	—	—	86.4
Series 2030 Notes	113.9	—	—	—	113.9
Series 2031 Notes	42.4	—	—	—	42.4
Series C Term Preferred Stock	50.6	—	—	—	50.6
Series F Term Preferred Stock	62.1	—	—	—	62.1
Total Term Preferred Stock and Unsecured Notes at Fair Value(1)	$387.2	$—	$—	$—	$387.2

(1)
Amounts may not foot due to rounding.

(2)
Other financial instruments at fair value are representative of derivative contracts, such as forward currency contracts. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
Significant Unobservable Inputs
The following table summarizes the quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of June 30, 2025:
	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value (in millions)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$1,094.9	Discounted Cash Flows	Annual Default Rate(2)	0.00% - 5.03%
			Annual Prepayment Rate(3)	25.00%
			Reinvestment Spread	3.05% - 4.30% / 3.30%
			Reinvestment Price(2)	98.5 - 99.5%
			Recovery Rate	66.84% - 70.00% / 69.62%
			Expected Yield(4)	4.52% - 69.55% / 18.81%
Asset Backed Securities	9.4	Discounted Cash Flow	Discount Rate	10.70% - 13.24% / 12.30%
CFO Equity	25.0	Discounted Cash Flow	Discount Rate	22.50% - 32.89% / 30.68%
Preferred Stock	0.3	Discounted Cash Flow	Discount Rate(5)	12.00%
Loans and Notes	23.9	Discounted Cash Flow	Discount Rate	10.29% - 13.51% / 12.06%
Regulatory Capital Relief Securities	54.4	Discounted Cash Flow	Discount Rate	9.37% - 15.01% / 11.75%
			Constant Prepayment Rate	0.00% - 20.00% / 10.13%
			Constant Default Rate	0.10% - 1.68% / 0.76%
			Loss Severity	25.63% - 60.00% / 42.66%
Equipment Financing	4.4	Discounted Cash Flow	Discount Rate	14.40% - 14.40% / 14.40%
Total Fair Value of Level III Investments(6)	$1,212.3

(1)
Weighted average calculations are based on the fair value of investments.

(2)
A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3)
0% is assumed for defaulted and non-performing assets.

(4)
Represents yield based on fair value and projected future cash flow.

(5)
Range not shown as only one position is included in category.

(6)
Amounts may not foot due to rounding.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion. The table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of June 30, 2025. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.
Increases (decreases) in the default rate, reinvestment price, expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the default rate may be accompanied by a directionally opposite change in the assumption used for the prepayment rate and recovery rate.
Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, third-party pricing, recent transactions and data reported by trustees. As a result, investments with a fair value of $32.7 million have been excluded from

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
the preceding table. Additionally, the preceding table excludes $33.8 million of fair value pertaining to called CLO equity that has not yet been fully paid down and CLO equity with expected yields below 0% and over 100%.
Change in Investments Classified as Level III
The changes in investments classified as Level III are as follows for the six months ended June 30, 2025:
Change in Investments Classified as Level III (in millions)
	CLO Equity	Loan Accumulation Facilities	Asset Backed Securities	CFO Equity	Common Stock
Balance as of January 1, 2025	$1,112.9	$31.0	$59.5	$18.8	$0.0
Purchases of investments	168.6(1)	53.4	5.6	9.9	—
Proceeds from sales or maturity of investments	(86.6)(2)	(52.3)(1)	(12.1)	—	—
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(66.2)	0.1	1.4	(3.7)	0.6
Transfers into Level III	—	—	—	—	—
Transfers out of Level III	—	—	(45.0)	—	—
Balance as of June 30, 2025(3)(4)	$1,128.7	$32.2	$9.4	$25.0	$0.6
Change in unrealized appreciation (depreciation) on investments still held as June 30, 2025	$(56.8)	$0.0	$0.4	$(3.7)	$0.6
	Equipment Financing	Loans and Notes	Preferred Stock	Regulatory Capital Relief Securities	Total
Balance as of January 1, 2025	$6.8	$13.0	$0.3	$44.3	$1,286.6
Purchases of investments	—	11.7	—	18.1	267.3
Proceeds from sales or maturity of investments	(2.4)	(1.6)	—	(9.6)	(164.6)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(0.0)	0.8	—	1.6	(65.5)
Transfers into Level III	—	—	—	—
Transfers out of Level III	—	—	—	—	(45.0)
Balance as of June 30, 2025(3)(4)	$4.4	$23.9	$0.3	$54.4	$1,278.8
Change in unrealized appreciation (depreciation) on investments still held as June 30, 2025	$(0.0)	$0.5	$—	$1.7	$(57.2)

(1)
Includes $42.5 million of proceeds from sales of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.

(2)
Includes $70.9 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

(3)
Amounts may not foot due to rounding.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.
Fair Value — Valuation Techniques and Inputs
The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the valuation on a monthly basis.
Valuation of CLO Equity
The Adviser estimates the fair value of CLO equity investments utilizing the output from a third-party financial tool based on assumptions derived from internal and external (market) data. The tool contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and uses market data inputs to project future cash flows to CLO equity tranches. Key inputs to the tool, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.
The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Company holds as of the reporting date.
Valuation of CLO Debt
The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.
Valuation of Loan Accumulation Facilities
The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e., exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the trustee during the applicable reporting period, its attributable portion of such realized gains (losses).
In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
market expectations of the receipt of future amounts (i.e., exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.
The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.
Valuation of ABS, CFO Equity, Common Stock, Loans and Notes, Equipment Financing, Preferred Stock and Regulatory Capital Relief Securities
The Adviser generally engages a nationally recognized independent valuation agent to determine fair value for bank debt term loans, ABS, CFO equity, common stock, loans and notes, equipment financing, preferred stock, and regulatory capital relief securities. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded is within the high and low band provided by the valuation agent. Given the lack of observable inputs, the Adviser categorizes these investments as Level III investments.
The Adviser generally utilizes the mid-point of an indicative broker quotation or independent pricing service quotation, if available, to value such investments as of the reporting date. The Adviser generally categorizes investments valued utilizing indicative broker quotations or independent pricing service quotation as Level II or Level III depending on whether an active market exists as of the reporting date.
Valuation of Exchange-Traded Investments
The Adviser values common stock investments that are traded on a national securities exchange at their last reported closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I investments.
Valuation of Joint Venture Investments
JV investments consist of common stock and senior unsecured notes issued by a JV entity. The Company values such investments using NAV as a practical expedient, unless it is probable that the Company will sell a portion of the investment at an amount different than NAV.
Valuation of Unsecured Notes and Term Preferred Stock
The Unsecured Notes and Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.
Investment Risk Factors
The following list is not intended to be a comprehensive list of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
Risks of Investing in CLOs and Other Structured Debt Securities
CLOs and similar structured finance securities in which the Company invests are backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Company as investor in the equity tranche. In addition, there is a risk that majority lenders to an underlying loan or other debt instrument held by a CLO or structured finance security could amend or otherwise modify the loan or debt instrument to the detriment of the CLO or structured finance security (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s or structured finance security’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s or structured finance security’s investment and, ultimately, the Company. In addition, CLOs and structured finance securities present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee or other servicer does not properly carry out its duties to the CLO or structured finance security, potentially resulting in loss. CLOs and certain structured finance securities are also inherently leveraged vehicles and therefore subject to leverage risk.
The Company may also invest in structured securities that are collateralized by other types of assets. For example, the Company may invest in collateralized fund obligations (“CFOs”) or rated feeders, which typically consist of tranches of notes and/or equity issued by a special purpose vehicle that holds limited partnership interests in one or more private funds. Investments in CFOs and rated feeders are generally subject to the risks applicable to the underlying fund collateral, including uncertainty as to the amount and timing of underlying fund distributions, transfer restrictions and general illiquidity of underlying fund investments, dependence of the performance of the underlying funds’ general partner and key personnel, leverage risks, and general market and economic factors.
Subordinated Securities Risk
CLO equity and junior debt securities that the Company may acquire are subordinate to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the debt and equity of a CLO at inception exceeds the CLO’s total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.
High Yield Investment Risk
The CLO equity and junior debt securities that the Company acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.
Leverage Risk
The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a high degree of risk of loss.

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
Credit Risk
If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price would be adversely impacted. Additionally, interest on a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
Key Personnel Risk
The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.
Conflicts of Interest Risk
The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Adviser’s investment team are and may in the future become affiliated with entities engaged in business activities similar to ours and may have conflicts of interest in allocating their time. Moreover, each member of the Adviser’s Investment Committee is engaged in other business activities which divert their time and attention. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures.
Prepayment Risk
The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.
Liquidity Risk
Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.
Incentive Fee Risk
The Company’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Company’s performance.
Fair Valuation of the Company’s Portfolio Investments
Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk
The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.
Non-Diversification Risk
The Company is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.
Market Risk
Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.
Loan Accumulation Facilities Risk
The Company may invest in loan accumulation facilities (“LAFs”), which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.
Synthetic Investments Risk
The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
Company will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subjects the Company to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.
Currency Risk
Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.
Hedging Risk
Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.
Reinvestment Risk
CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.
Interest Rate Risk
The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including increases and decreases in interest rates caused by governmental actions and/or other factors. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant reference rate will increase the financing costs of CLOs.
Refinancing Risk
If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
Tax Risk
If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.
Derivatives Risk
Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.
Counterparty Risk
The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.
Price Risk
Investors who buy shares at different times will likely pay different prices.
Non-U.S. Investing Risk
Investing in foreign entities or issuers with underlying non-U.S. assets may expose us to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the issuers in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.
Global Risk
Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.
Banking Risk
The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company’s underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
distressed, such obligor may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).
4.
DERIVATIVE CONTRACTS

The Company enters into forward currency contracts to manage the Company’s exposure to the foreign currencies in which some of the Company’s investments are denominated. Risks associated with forward currency contracts are the inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.
Volume of Derivative Activities
The Company considers the notional amounts as of June 30, 2025, categorized by primary underlying risk, to be representative of the volume of its derivative activity during the six months ended June 30, 2025:
	Notional amounts
Primary Underlying Risk	Long Exposure	Short exposure
Foreign Exchange Risk
Forward Currency Contracts	$112,279,558	$—
Effect of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations
The following table presents the fair value amounts of derivative contracts included in the Consolidated Statement of Assets and Liabilities, categorized by type of contract, as of June 30, 2025. Balances are presented on a gross basis, before application of the effect of counterparty and collateral netting. The following table also identifies the realized and unrealized gain and loss amounts included in the Consolidated Statement of Operations, categorized by type of contract, for the six months ended June 30, 2025:
Type of Contracts	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Contracts	$—	$(3,025,713)	$(6,436,739)	$(7,131,464)
Offsetting of Assets and Liabilities
The Company is subject to master netting agreements with one counterparty. These agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at prearranged exposure levels.
The following table presents potential effects of netting arrangements for derivative contracts presented in the Consolidated Statement of Assets and Liabilities, by counterparty, as of June 30, 2025:
Type of Contracts	Presented on the Consolidated Statement of Assets and Liabilities		Collateral (Received) Pledged	Net Amount
	Derivative Assets	Derivative Liabilities
Counterparty 1	$—	$(3,025,713)	$5,870,000	$2,844,287

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
5.
RELATED PARTY TRANSACTIONS

Investment Adviser
On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.
The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the preferred stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $10.0 million for the six months ended June 30, 2025, and has a payable balance of $5.2 million as of June 30, 2025.
The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.
PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $13.3 million for the six months ended June 30, 2025, and has a payable balance of $7.9 million as of June 30, 2025.
Administrator
Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.
Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.
For the six months ended June 30, 2025, the Company was charged a total of $0.8 million in administration fees consisting of $0.5 million and $0.3 million, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $0.2 million was payable as of June 30, 2025.
Affiliated Ownership
As of June 30, 2025, the Adviser and senior investment team held an aggregate of 1.2% of the Company’s common stock, 0.1% of the Series C Term Preferred Stock and 0.03% of the Convertible Perpetual Preferred Stock. This represented 1.1% of the total outstanding voting stock of the Company as of June 30, 2025. Additionally, the senior investment team held an aggregate of 0.3% of the Series 2028 Notes, as of June 30, 2025.
Dealer Manager
On March 22, 2024, the Company entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser, with respect to the offering of the Company’s Convertible Perpetual Preferred Stock. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager acts as a distributor of the Company’s Convertible Perpetual Preferred Stock on a best-efforts basis, subject to various conditions. The Company’s Convertible Perpetual Preferred Stock are offered for sale through the Dealer Manager at a public offering price of $25.00 per share (the “Convertible Perpetual Preferred Stock Liquidation Preference”), subject to certain reductions. Under the Dealer Manager Agreement, the Dealer Manager also provides certain marketing and wholesale services in consideration of its receipt of a dealer manager fee.
The Company pays the Dealer Manager a selling commission of up to 6.0% of the Convertible Perpetual Preferred Stock Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Stock sold and a dealer manager fee of up to 2.0% of the Convertible Perpetual Preferred Stock Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Stock and Series AB Convertible Perpetual Preferred

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
Stock sold. For the six months ended June 30, 2025, the total amount paid by the Company in connection with Convertible Perpetual Preferred Stock to the Dealer Manager was $5.0 million. The Dealer Manager may reallow a portion or all of the selling commissions and/or the dealer manager fees to selling agents for selling shares of the Convertible Perpetual Preferred Stock to customers.
On April 11, 2025, the Company entered into an At Market Issuance Dealer Manager Agreement, or the “ATM Dealer Manager Agreement,” with the Dealer Manager. Pursuant to the ATM Dealer Manager Agreement, the Company may offer and sell shares of its common stock and Preferred Stock from time to time through the Dealer Manager (including through any sub-placement agent chosen by the Dealer Manager). For the period from April 11, 2025 to June 30, 2025, the company paid $0.6 million in commission associated with sales under the ATM Dealer Manager Agreement.
Joint Venture
On December 5, 2022, the Company (and certain other accounts managed by the Adviser) acquired unsecured notes and equity interests in a JV with a third-party internally-managed business development company (the “JV Partner”). The JV, Senior Credit Corp 2022 LLC, invests in secured loans and equipment financings to growth-stage companies that have been originated by the JV Partner. As of June 30, 2025, the Company held 6.68% of the JV’s outstanding equity.
Exemptive Relief
On July 18, 2025, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.
Affiliated Investments
The following investments were considered affiliated investments as defined under the 1940 Act, for which the Company’s ownership alongside other accounts managed by the Adviser exceeds 5% or more of outstanding voting securities as of June 30, 2025:
Issuer	Investment Description	Interest Income	Dividend Income	Net Unrealized Appreciation (Depreciation) on Investments, Foreign Currency and Cash Equivalents	Fair Value	Funded Commitment	Unfunded Commitment
Delta Leasing SPV III, LLC	Senior Secured Note, DD, 13.00% (due 07/18/2030)	$630,767	$—	$(4,592)	$11,061,499	$11,061,196	$376,858
Delta Financial Holdings LLC	Preferred Units	—	—	(10)	251,854	251,801	N/A
Delta Financial Holdings LLC	Common Units	—	—	—	574	1,147	N/A
Delta Leasing SPV III, LLC	Common Equity	—	—	621,513	621,522	18	N/A
Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.50% (due 12/05/2028)	294,235	—	—	6,884,929	6,884,929	1,130,071
Senior Credit Corp 2022 LLC	Common Stock	—	694,633	(358,510)	3,061,102	2,950,684	484,316
Total		$925,002	$694,633	$258,401	$21,881,480	$21,149,775	$1,991,245

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
6.
COMMON STOCK

As of June 30, 2025, there were 200 million shares of common stock authorized, of which 126,331,691 shares were issued and outstanding.
Pursuant to a prospectus supplement filed with the SEC on December 3, 2024, the Company revised its ATM offering to sell up to $115 million aggregate amount of its common stock, excluding any shares of common stock previously sold pursuant to the relevant sales agreement.
On April 11, 2025, the Company filed a new shelf registration. As a result of the new registration, $0.1 million in remaining prepaid expense balance associated with the previous shelf registration was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.
Pursuant to a prospectus supplement filed with the SEC on April 11, 2025, the Company launched a new ATM offering to sell up to $500 million aggregate amount of its common stock. As a result of the new ATM offering, $35,645 in remaining prepaid expense balance associated with the previous ATM program was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.
For the six months ended June 30, 2025, the following was issued in connection with the ATM offerings and DRIP:
Amounts in millions except share amounts
Security	Shares sold	Net Proceeds	Sales Agent Commissions
ATM Offerings
Common Stock	12,974,741	$106.3	$1.4
DRIP
Common Stock	1,521,946	$11.9	N/A

7.
PREFERRED STOCK

As of June 30, 2025, there were 20 million shares of preferred stock (the “Preferred Stock”) authorized, par value $0.001 per share, of which the following shares were issued and outstanding:
	Mandatorily Redeemable Preferred Stock		Perpetual Preferred Stock
	Series C Term Preferred Stock	Series F Term Preferred Stock	Series D Perpetual Preferred Stock	Series AA Convertible Perpetual Preferred Stock	Series AB Convertible Perpetual Preferred Stock
Shares Issued and Outstanding	2,172,553	2,486,244	4,218,232	4,070,636	271,312
Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of Preferred Stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.
Mandatorily Redeemable Preferred Stock
The Company has accounted for its Term Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements. The Company has also elected the FVO under ASC 825 for each of its Term Preferred

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
Stock issuances. Accordingly, the Term Preferred Stock are reflected as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The following table summarizes certain information as of June 30, 2025 pertaining to the Term Preferred Stock:
Amounts in millions
					Change in fair value due to:
Security	Maturity Date(1)	Callable Date(2)	Liquidation Preference	Fair Value(3)	Market Risk(4)	Instrument- Specific Credit Risk(5)
Series C Term Preferred Stock	June 30, 2031	Callable	$54.3	$50.6	$(1.7)	$0.9
Series F Term Preferred Stock	January 31, 2029	January 18, 2026	62.2	62.1	(1.2)	1.1
Total			$116.5	$112.7	$(2.9)	$2.0

(1)
The date which the Company is required to redeem all outstanding shares of the Term Preferred Stock, at a redemption price of $25 per share (the “Liquidation Preference”), plus accumulated but unpaid dividends, if any.

(2)
The date which the Company may, at its sole option, redeem the outstanding shares of the Term Preferred Stock in whole or in part from time to time.

(3)
The Company has elected the FVO under ASC 825. Accordingly, the Term Preferred Stock are measured at fair value. Amounts are net of issuance premiums/discounts, if any.

(4)
Amounts are recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

(5)
Amounts are recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

Perpetual Preferred Stock
The Company has accounted for its Series D Perpetual Preferred Stock and Convertible Perpetual Preferred Stock as temporary equity under ASC 480. Accordingly, the Perpetual Preferred Stock are reflected in the Consolidated Statement of Assets and Liabilities at its $25 per share liquidation preference, net of unamortized deferred issuance costs.
The following table summarizes certain information as of June 30, 2025 pertaining to the Perpetual Preferred Stock:
Amounts in millions
Security	Maturity Date(1)	Callable Date(2)	Liquidation Preference	Deferred Issuance Costs(3)	Carrying Value(3)
Series D Perpetual Preferred Stock	Perpetual	Callable	$105.5	$(19.5)	$86.0
Series AA Convertible Perpetual Preferred Stock	Perpetual	2 Years After Issuance	101.8	(7.3)	94.5
Series AB Convertible Perpetual Preferred Stock	Perpetual	2 Years After Issuance	6.8	(0.2)	6.6
Total			$214.1	$(27.0)	$187.1

(1)
The Perpetual Preferred Stock do not have a stated maturity date.

(2)
The date which the Company may, at its option, redeem the outstanding shares of the Perpetual Preferred Stock in whole or in part from time to time. At any time on or after two years a share of Convertible Perpetual Preferred Stock has been outstanding, the Company may, at its sole option, convert to common shares or redeem in cash the outstanding shares at the Convertible Perpetual Preferred Stock Liquidation Preference, plus accrued but unpaid dividends. Under a conversion, the conversion price will represent the arithmetic average of the volume weighted average price per share of the Company’s common stock over each of the five consecutive trading days ending on the date of the conversion (the “Conversion Price”).

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
(4)
The Perpetual Preferred Stock is recorded net of deferred issuance cost, which consists of fees and expenses incurred in connection with the issuance of the Perpetual Preferred Stock and net of issuance premiums/(discounts), if any. Deferred issuance cost is amortized into expense when it is probable the Perpetual Preferred Stock becomes redeemable in the future.

Series AA Convertible Perpetual Preferred Stock shareholders may elect to convert their shares of Convertible Perpetual Preferred Stock at any time by delivering to the Company a notice of conversion subject to a conversion fee of between 0% and 8%.
Series AB Convertible Perpetual Preferred Stock shareholders may elect to convert their shares of Convertible Perpetual Preferred Stock at any time by delivering to the Company a notice of conversion subject to a clawback provision of three full months of earned interest in the first year of ownership.
The Company may elect to settle the Convertible Perpetual Preferred Stock stockholder optional conversions in cash or shares at the Conversion Price.
Convertible Perpetual Preferred Stock Offering
Pursuant to a prospectus supplement filed with the SEC on March 22, 2024, the Company launched an offering to sell up to 4 million shares of Convertible Perpetual Preferred Stock with an aggregate liquidation preference of up to $100 million. Pursuant to a Prospectus Supplement filed on April 18, 2025, the Company launched a new offering of 5,111,311 shares, increasing the program offering size to up to 8 million shares of Convertible Perpetual Preferred Stock with an aggregate liquidation preference of up to $200 million, inclusive of amounts previously sold under the program.
For the six months ended June 30, 2025, the Company sold the following in connection with the Convertible Perpetual Preferred Stock Offering:
Amounts in millions except share amounts
Security	Shares sold	Net Proceeds	Sales Agent Commissions
Series AA Convertible Perpetual Preferred Stock	2,469,093	$56.2	$4.9
Series AB Convertible Perpetual Preferred Stock	161,876	3.9	0.1
Total		$60.1	$5.0
967 shares of Series AA Convertible Perpetual Preferred Stock have been issued under the Company’s distribution reinvestment plan for total net proceeds to the Company of $23,128.
The Company has consolidated the issuance date and CUSIP numbers for certain shares of Series AA Convertible Perpetual Preferred Stock and Series AB Convertible Perpetual Preferred Stock for enhanced operational efficiency. Further information is available in the prospectus supplement relating to the offering and on the Company’s website at www.eaglepointcreditcompany.com.
See Note 2 “Summary of Significant Accounting Policies, Temporary Equity,” for additional information relating to the outstanding Perpetual Preferred Stock.
ATM Program
Pursuant to a prospectus supplement filed with the SEC on September 16, 2024, the Company revised its ATM offering for the amount of Series D Perpetual Preferred Stock to be sold from 1.6 million shares to 4.5 million shares, inclusive of any shares of Series D Perpetual Preferred Stock previously sold pursuant to the relevant sales agreement. The Company also maintained its ability to issue 200,000 shares of its Series C Term Preferred Stock and 1 million shares of its Series F Term Preferred Stock, inclusive of shares of Series C Term Preferred Stock and Shares of Series F Term Preferred Stock previously sold under the program.

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
Pursuant to a prospectus supplement filed with the SEC on April 11, 2025, the Company launched a new ATM offering to sell up to 927,447 Shares of Series C Term Preferred Stock, 1,681,768 Shares of Series D Preferred Stock and 513,756 shares of Series F Term Preferred Stock, excluding amounts sold under the previous program.
For the six months ended June 30, 2025, the Company sold the following in connection with the ATM offerings:
Security	Shares sold	Net Proceeds	Sales Agent Commissions
Series D Preferred Stock	16,399	$314,811	$6,431
The Company may in the future engage a broker-dealer to repurchase opportunistically, on the Company’s behalf, shares of the Company’s listed Preferred Stock through open market transactions. The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors. Depending on market conditions, the amount of Preferred Stock repurchases may be material and may continue through year-end 2025; however, the Company may reduce or extend this time frame in its discretion and without notice. Any Preferred Stock repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934. The repurchase of any such Preferred Stock would reduce the Company’s outstanding leverage. The Company did not repurchase Preferred Stock for the six months ended June 30, 2025.
See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.
8.
UNSECURED NOTES

The following table summarizes the Unsecured Notes outstanding as of June 30, 2025 and certain information associated with such Unsecured Notes:
Amounts in millions
					Change in fair value due to:
Security	Maturity Date(1)	Callable Date(2)	Liquidation Preference	Fair Value(3)	Market Risk(4)	Instrument- Specific Credit Risk(5)
Series 2028 Notes	April 30, 2028	Callable	$32.4	$31.8	$(0.6)	$0.4
Series 2029 Notes	January 31, 2029	Callable	93.3	86.4	(2.6)	0.7
Series 2030 Notes	June 30, 2030	June 30, 2027	115.0	113.9	(5.2)	5.1
Series 2031 Notes	March 31, 2031	Callable	44.9	42.4	(1.4)	1.2
Total			$285.6	$274.5	$(9.8)	$7.4

(1)
The date which the Company is required to redeem outstanding Unsecured Notes.

(2)
The date which the Company may, at its sole option, redeem the outstanding Unsecured Notes in whole or in part from time to time at the Company’s option.

(3)
The Company has elected the FVO under ASC 825. Accordingly, the Unsecured Notes are measured at fair value.

(4)
Amounts are recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

(5)
Amounts are recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

The Company has in the past engaged and may in the future engage a broker-dealer to repurchase opportunistically, on the Company’s behalf, a portion of the Company’s Unsecured Notes through open market transactions. The price and other terms of any such repurchases will depend on prevailing market conditions, the

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
Company’s liquidity and other factors. Depending on market conditions, the amount of Unsecured Note repurchases may be material and may continue through year-end 2025; however, the Company may reduce or extend this timeframe in its discretion and without notice. Any Unsecured Note repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934. Upon repurchase, the Company intends to retire the Unsecured Notes reducing the Company’s outstanding leverage. The Company did not repurchase Unsecured Notes for the six months ended June 30, 2025.
See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.
9.
ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.
With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.
With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.
If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.
The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of June 30, 2025, and as of December 31, 2024:
Asset Coverage of Preferred Stock and Debt Securities
	As of June 30, 2025	As of December 31, 2024
Total assets	$1,518,265,416	$1,505,444,143
Less liabilities and indebtedness not represented by senior securities	(19,957,441)	(59,890,659)
Net total assets and liabilities	$1,498,307,975	$1,445,553,484
Preferred Stock	$330,474,416	$264,232,758
Unsecured Notes	285,523,800	285,523,800
	$615,998,216	$549,756,558
Asset coverage of preferred stock(1)	243%	263%
Asset coverage of debt securities(2)	525%	506%

Eagle Point Credit Company Inc. & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2025
(Unaudited)
(1)
The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2)
The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

10.
COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.
As of June 30, 2025, the Company had total unfunded commitments of $26.3 million arising from certain ABS, CFO equity, common stock and loans and notes investments.
11.
INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.
12.
SUBSEQUENT EVENTS

On July 31, 2025, the Company paid a monthly distribution of $0.14 per share of its common stock, a monthly distribution of $0.135417 per share of its Series C Term Preferred Stock, a monthly distribution of $0.140625 per share of its Series D Perpetual Preferred Stock, a monthly distribution of $0.166667 per share of its Series F Term Preferred Stock, and a monthly distribution of $0.145834 per share of its Convertible Perpetual Preferred Stock to holders of record as of July 11, 2025.
For the period from July 1, 2025 to July 31, 2025, the Company sold the following shares of its Common Stock and Preferred Stock pursuant to its ATM and Convertible Perpetual Preferred Stock offerings:
Amounts in millions except share amounts
Security	Shares sold	Net Proceeds	Sales Agent Commissions
Common Stock	83,336	$2.05	$0.03
Series AA Convertible Perpetual Preferred Stock	151,797	3.49	0.30
Series AB Convertible Perpetual Preferred Stock	13,200	0.32	0.01
Total		$5.86	$0.34
Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Financial Highlights
(Unaudited)

Per Share Data	For the six months ended June 30, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020
Net asset value at beginning of period	$8.38	$9.21	$9.07	$13.39	$11.18	$10.59
Net investment income(1)(2)	0.50	1.10	1.36	1.53	1.31	1.15
6.75% Series D Perpetual Preferred Stock distributions(2)	(0.03)	(0.04)	(0.03)	(0.04)	—	—
7.00% Series AA Convertible Perpetual Preferred Stock distributions and amortization of offering costs(2)	(0.03)	(0.01)	—	—	—	—
7.00% Series AB Convertible Perpetual Preferred Stock distributions and amortization of offering costs(2)	(0.00)	(0.00)	—	—	—	—
Net realized gain (loss) and change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents(2)(3)	(0.57)	(0.31)	0.48	(4.39)	2.65	0.49
Forward currency contracts(2)	(0.11)	0.06	(0.02)	—	—	—
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option(2)	(0.11)	0.06	(0.05)	0.69	(0.02)	0.01
Net income (loss) and net increase (decrease) in net assets resulting from operations(2)	(0.35)	0.86	1.74	(2.21)	3.94	1.65
Common stock distributions from net investment income(4)	(0.84)	(1.82)	(1.86)	(2.37)	(1.64)	(0.26)
Common stock distributions from net realized gains on investments(4)	—	—	—	—	—	—
Common stock distributions from tax return of capital(4)	—	(0.10)	—	—	—	(1.06)
Total common stock distributions declared to stockholders(4)	(0.84)	(1.92)	(1.86)	(2.37)	(1.64)	(1.32)
Common stock distributions based on weighted average shares impact(5)	—	0.01	—	(0.13)	(0.04)	0.02
Total common stock distributions	(0.84)	(1.91)	(1.86)	(2.50)	(1.68)	(1.30)
Effect of other comprehensive income(2)(6)	0.08	(0.08)	(0.09)	0.15	(0.08)	0.05
Effect of paid-in capital contribution(2)	—	—	—	—	—	—
Effect of shares issued(7)	0.05	0.36	0.39	0.32	0.06	0.20
Effect of underwriting discounts, commissions and offering expenses associated with shares issued(7)	(0.01)	(0.07)	(0.06)	(0.08)	(0.03)	(0.02)
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	—	0.01	0.02	—	—	0.01
Net effect of shares issued	0.04	0.30	0.35	0.24	0.03	0.19
Net asset value at end of period	$7.31	$8.38	$9.21	$9.07	$13.39	$11.18
Per share market value at beginning of period	$8.88	$9.50	$10.12	$14.00	$10.09	$14.61
Per share market value at end of period	$7.66	$8.88	$9.50	$10.12	$14.00	$10.09
Total return(8)	-4.02%	14.66%	18.92%	-11.60%	51.60%	-19.76%
Shares of common stock outstanding at end of period	126,331,691	111,835,004	76,948,138	55,045,981	37,526,810	32,354,890
Ratios and Supplemental Data:
Net asset value at end of period	$923,938,577	$936,867,759	$708,343,567	$499,265,764	$502,304,335	$361,660,688
Ratio of expenses to average net assets(9)(10)	8.89%	8.58%	8.51%	9.94%	9.71%	10.56%
Ratio of net investment income to average net assets(9)(10)	13.32%	12.45%	14.73%	13.80%	9.90%	13.44%
Portfolio turnover rate(11)	16.66%	37.13%	19.79%	30.19%	51.56%	52.80%
Asset coverage of preferred stock	243%	263%	371%	286%	313%	354%
Asset coverage of debt securities	525%	506%	551%	423%	534%	534%
See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Financial Highlights
(Unaudited)
Per Share Data	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the period from October 6 2014 to December 31, 2014
Net asset value at beginning of period	$12.40	$16.77	$17.48	$13.72	$19.08	$20.00
Net investment income(1)(2)	1.34	1.59	1.88	2.14	1.89	0.32
6.75% Series D Perpetual Preferred Stock distributions(2)	—	—	—	—	—	—
7.00% Series AA Convertible Perpetual Preferred Stock distributions and amortization of offering costs(2)	—	—	—	—	—	—
7.00% Series AB Convertible Perpetual Preferred Stock distributions and amortization of offering costs(2)	—	—	—	—	—	—
Net realized gain (loss) and change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents(2)(3)	(1.29)	(3.92)	(0.12)	3.88	(4.85)	(0.62)
Forward currency contracts(2)	—	—	—	—	—	—
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option(2)	(0.08)	0.06	—	—	—	—
Net income (loss) and net increase (decrease) in net assets resulting from operations(2)	(0.03)	(2.27)	1.76	6.02	(2.96)	(0.30)
Common stock distributions from net investment income(4)	(1.40)	(1.51)	(2.60)	(2.40)	(1.53)	(0.55)
Common stock distributions from net realized gains on investments(4)	—	—	—	—	—	—
Common stock distributions from tax return of capital(4)	(1.00)	(0.89)	(0.05)	—	(0.87)	—
Total common stock distributions declared to stockholders(4)	(2.40)	(2.40)	(2.65)	(2.40)	(2.40)	(0.55)
Common stock distributions based on weighted average shares impact(5)	—	0.01	—	—	—	—
Total common stock distributions	(2.40)	(2.39)	(2.65)	(2.40)	(2.40)	(0.55)
Effect of other comprehensive income(2)(6)	(0.10)	0.06	—	—	—	—
Effect of paid-in capital contribution(2)	—	0.06	—	—	—	—
Effect of shares issued(7)	0.77	0.29	0.27	0.18	—	—
Effect of underwriting discounts, commissions and offering expenses associated with shares issued(7)	(0.07)	(0.12)	(0.11)	(0.04)	—	(0.07)
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	0.02	—	0.02	—	—	—
Net effect of shares issued	0.72	0.17	0.18	0.14	—	(0.07)
Net asset value at end of period	$10.59	$12.40	$16.77	$17.48	$13.72	$19.08
Per share market value at beginning of period	$14.21	$18.81	$16.71	$16.43	$20.10	$19.93
Per share market value at end of period	$14.61	$14.21	$18.81	$16.71	$16.43	$20.10
Total return(8)	20.15%	-13.33%	29.45%	17.42%	-8.12%	0.85%
Shares of common stock outstanding at end of period	28,632,119	23,153,319	18,798,815	16,474,879	13,820,110	13,811,358
Ratios and Supplemental Data:
Net asset value at end of period	$303,272,860	$287,127,842	$315,256,439	$288,047,335	$189,607,085	$263,560,460
Ratio of expenses to average net assets(9)(10)	10.00%	9.85%	10.43%	10.69%	6.73%	2.13%
Ratio of net investment income to average net assets(9)(10)	10.64%	9.76%	10.77%	13.72%	10.78%	6.84%
Portfolio turnover rate(11)	34.83%	40.91%	41.16%	55.32%	39.07%	37.11%
Asset coverage of preferred stock	279%	246%	268%	286%	365%	N/A
Asset coverage of debt securities	476%	477%	537%	722%	1028%	N/A
See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Financial Highlights
(Unaudited)
Footnotes to the Financial Highlights:
(1)
Per share distributions paid to Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock preferred stockholders and Series F Term Preferred Stock, and the aggregate amount of amortized deferred issuance costs and share issuance premiums associated with the Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock and Series F Term Preferred Stock are reflected in net investment income, and totaled ($0.04) and ($0.00) per share of common stock, respectively, for the six months ended June 30, 2025, ($0.08) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2024, ($0.05) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2023, ($0.08) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2022, ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2021, ($0.12) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2020, ($0.25) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2019, ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016, and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.

(2)
Per share amounts are based on weighted average of shares of common stock outstanding for the period.

(3)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.

(4)
The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates. The year ended December 31, 2022 includes a special distribution of $0.50 per share of common stock paid on January 24, 2023 to stockholders of record on December 23, 2022. The year ended December 31, 2021 includes a special distribution of $0.50 per share of common stock paid on January 24, 2022 to stockholders of record on December 23, 2021.

(5)
Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.

(6)
Effect of other comprehensive income is related to income/(loss) deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)

(7)
Represents the effect per share of the Company’s ATM offerings, follow-on offerings and initial public offering. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.

(8)
Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the six months ended June 30, 2025 is not annualized.

(9)
Ratios for the period from six months ended June 30, 2025 are annualized. Ratios for the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018 reflect the portion of incentive fee voluntarily waived by the Adviser of 0.06%, 0.03%, 0.06%, 0.03% and 0.09% of average net assets, respectively. Ratios for the years ended December 31, 2024, December 31, 2022, December 31, 2021 and December 31, 2016 include excise tax of 0.03%, 0.41%, 0.49% and 0.26% of average net assets, respectively. Ratios for the year ended December 31, 2023 include excise tax refund of -0.12%.

(10)
Ratios for the period from six months ended June 30, 2025 are annualized. Ratios for the six months ended June 30, 2025 and the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016, and December 31, 2015 include interest expense on the Company’s Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock, Series F Term Preferred Stock and the Unsecured Notes of 3.05%, 2.15%, 2.28%, 2.83%, 3.24%, 3.97%, 4.18%, 4.16%, 4.20%, 3.47% and 1.04% of average net assets, respectively. Ratios do not include distribution and amortization of offering cost on the Series D Perpetual Preferred Stock, Series AA Convertible Perpetual Preferred Stock and Series AB Convertible Perpetual Preferred Stock for the six months ended June 30, 2025 and the years ended December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021 of 1.62%, 0.61%. 0.31%, 0.37% and 0.03%, respectively, of average net assets.

(11)
The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

Eagle Point Credit Company Inc. & Subsidiaries
Supplemental Information
(Unaudited)
Senior Securities Table
Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.
Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average Market Value Per Unit(3)
For the six months ended June 30, 2025
Preferred Stock	$330,474,416	$60.81	$25	$22.56
Unsecured Notes	$285,523,800	$5,247.58	N/A	$23.97
For the year ended December 31, 2024
Preferred Stock	$264,232,758	$65.74	$25	$22.51
Unsecured Notes	$285,523,800	$5,062.81	N/A	$23.50
For the year ended December 31, 2023
Preferred Stock	$83,223,700	$92.65	$25	$21.04
Unsecured Notes	$170,523,800	$5,514.93	N/A	$22.51
For the year ended December 31, 2022
Preferred Stock	$81,587,250	$71.47	$25	$23.25
Unsecured Notes	$170,523,800	$4,226.70	N/A	$23.67
For the year ended December 31, 2021
Preferred Stock	$98,130,500	$78.16	$25	$25.48
Unsecured Notes	$138,584,775	$5,339.86	N/A	$25.58
For the year ended December 31, 2020
Preferred Stock	$47,862,425	$88.39	$25	$24.25
Unsecured Notes	$93,734,775	$5,340.98	N/A	$23.93
For the year ended December 31, 2019
Preferred Stock	$69,843,150	$69.71	$25	$26.04
Unsecured Notes	$98,902,675	$4,757.42	N/A	$25.47
For the year ended December 31, 2018
Preferred Stock	$92,568,150	$61.55	$25	$25.78
Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08
For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96
For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Unsecured Notes	$59,998,750	$7,221.89	N/A	$25.29
For the year ended December 31, 2015
Preferred Stock	$45,450,000	$91.16	$25	$25.43
Unsecured Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)
The asset coverage per unit figure is the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.

Eagle Point Credit Company Inc. & Subsidiaries
Supplemental Information
(Unaudited)
(2)
The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)
The average market value per unit is calculated by taking the average of the closing price (or $25 principal value for unlisted securities) for each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB, ECCC, ECCF, ECC PRD; Unlisted: ECC AA, ECC AB) and (b) for each $25 principal amount of the Unsecured Notes (NYSE: ECCU, ECCV, ECCW, ECCX, ECCY, ECCZ) for each day during the years for which each applicable security was outstanding. A $25 market value was assumed for unlisted securities.

Dividend Reinvestment Plans
Dividend Reinvestment Plan for Common Stock Holders
The Company has adopted a dividend reinvestment plan (“DRIP”) applicable to our common stock. Under the DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP and distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by Equiniti Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.
The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s net asset value (the “NAV”)). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the New York Stock Exchange or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.
The number of shares of common stock to be credited to each participant’s account will be determined based on the closing market price per share of common stock on the payment date (the “Market Price”). If 95% of the Market Price is greater than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by 95% of the Market Price. If 95% of the Market Price is less than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the Market Price.
In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.
There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.
Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.
Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.
The Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.
All correspondence or additional information about the DRIP should be directed to Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101.
Dividend Reinvestment Plan for Convertible and Perpetual Preferred Stock Holders
The Company has adopted a dividend reinvestment plan (“DRIP”) applicable to our Convertible and Perpetual Preferred Stock. Under this DRIP, each holder of at least one full share of our Convertible and Perpetual Preferred Stock will be automatically enrolled in our DRIP and distributions on shares of our Convertible and Perpetual Preferred Stock are automatically reinvested in additional shares of the applicable series of Convertible and Perpetual Preferred Stock at a 5% discount to the liquidation preference by Computershare Trust Company, N.A. (as the DRIP agent) unless the holder opts out of our DRIP. Holders of our Convertible and Perpetual Preferred Stock who receive distributions in the form of additional shares of our Convertible and Perpetual Preferred Stock are nonetheless subject to the applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Shares of Convertible and Perpetual Preferred Stock received through our DRIP will have the same original issue date for purposes of the Holder Optional Conversion Fee (as described in the prospectus supplement for the offering) and for other terms of the Convertible and Perpetual Preferred Stock based on issuance date as the Convertible and Perpetual Preferred Stock for which the dividend was declared. For more information on our DRIP, please contact Computershare Trust Company, N.A at Computershare Trust Company, N.A., P.O. Box 43007 Providence, RI 02940-3006.

Additional Information
Stockholder Meeting Information
At the annual meeting of stockholders of the Company held on May 23, 2025, the stockholders of the Company voted to elect two Class II directors, with each director to serve until the Company’s 2028 annual meeting of stockholders or until his successor is duly elected and qualifies. The voting results were as follows:
Nominee	Shares Voted “For”	Shares “Withheld”	Broker Non-Votes
Paul E. Tramontano(1)	83,483,763	4,360,376	0
James R. Matthews(2)	7,393,509	699,653	0

(1)
Elected by the holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class.

(2)
Elected by the holders of the outstanding shares of the Company’s preferred stock, voting separately as a single class.

The following individuals’ terms of office as directors continued after the annual meeting given that each person was not up for election at the annual meeting: Scott W. Appleby, Kevin F. McDonald, Jeffrey L. Weiss and Thomas P. Majewski.
Investment Advisory Agreement
At a meeting held on May 23, 2025, the Board of Directors (the “Board”) of Eagle Point Credit Company Inc. (the “Company”), including all of the directors that are not interested persons of the Company (voting separately), unanimously voted to approve the continuation and renewal of the existing investment advisory agreement (the “Investment Advisory Agreement”) by and between the Company and Eagle Point Credit Management LLC (the “Adviser”) for an additional one-year period.
In reaching a decision to approve the continuation and renewal of the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Company, other comparable registered investment companies and a certain other account advised by the Adviser; (2) information regarding the fees and other expenses paid by the Company, including the cost of services provided by the Adviser and its affiliates; (3) the profitability to the Adviser of its relationship with the Company, including certain ancillary and other benefits received by the Adviser; (4) comparative information on fees and expenses borne by other comparable registered investment companies, and a certain other account advised by the Adviser; (5) the extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of the Company’s investors; and (6) various other factors.
The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.
The Board requested, considered and evaluated information regarding the following factors, among others:
Nature, Extent and Quality of Services and Performance
The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the background and experience of the key personnel of the Adviser primarily responsible for the day-to-day portfolio management of the Company, including their experience in managing portfolios of CLO securities and the CLO industry knowledge of the Adviser’s senior investment team.
The Board also evaluated the ability of the Adviser to attract and retain high-caliber personnel. In this regard, the Board considered information regarding the Adviser’s compensation program, which is designed to provide both annual and long-term incentives for its personnel and to align personnel interests with the long-term success of the Adviser’s clients, including the Company.
In addition, the Board reviewed information about the Adviser’s investment process, financial stability, investment and risk management programs, the legal and compliance programs of the Adviser, and the Company’s use of leverage, the forms of leverage used by the Company, the effect of such leverage on the Company’s portfolio and performance and the Adviser’s profitability, and the levels of leverage used by six publicly listed, registered closed-end investment companies that have an investment strategy comparable to that of the Company (“Peer Group Companies”).
The Board then reviewed and considered the Company’s performance in terms of both (1) total return on a net asset value basis and (2) total return to common stockholders (assuming reinvestment of dividends), each during the 1-, 3-, 5-year and 10-year periods ended December 31, 2024, and considered such performance in light of the Company’s investment objective, strategies and risks.
The Board also considered and discussed the Company’s performance in comparison to the performance for various relevant periods of (1) the Peer Group Companies, (2) publicly listed, registered closed-end investment companies that have a portion of their assets invested in the types of securities in which the Company primarily invests (the “Peer Universe Companies” and together with the Peer Group Companies, the “Peer Companies”), (3) an account managed by the Adviser that is comparable to the Company in investment strategy and policy (“Comparable Account”), (4) a composite of estimates of CLO equity performance published by several Wall Street research firms, and (5) an index deemed relevant by the Adviser. The Board considered the Adviser’s explanation of the differences between the Company’s and the Peer Companies’ strategies and portfolios. The Board also discussed and considered the Company’s recent performance in light of recent and current market conditions.
Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with, and that the Company should continue to benefit from, the nature, extent and quality of services provided to the Company by the Adviser.
Investment Advisory Fee Rates and Total Expense Ratio
The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Company to the Adviser under the Investment Advisory Agreement and the total expense ratio of the Company. Additionally, the Board received and considered information comparing the advisory fee rates and total expense ratio of the Company with those of the Peer Companies and the advisory fee rate of the Comparable Account.
The Board noted that the Company’s contractual management fee rate was lower than or the same as that of four of the Peer Group Companies, higher than that of two of the Peer Group Companies and higher than the average contractual management fee rate of the Peer Group Companies. The Board considered that the Company’s net expense ratio was lower than the average of the Peer Group Companies. The Board further noted that the Company’s effective incentive fee rate was lower than all but one of the Peer Group Companies that have an incentive fee.
The Board also considered the Company’s fees and expenses as compared to those of the Peer Universe Companies. The Board noted that the fee structures and the investment strategies and portfolios of the Peer Universe Companies are materially different than those of the Company, and, therefore, the comparisons of the advisory fee rates and total expense ratios to such Peer Universe Companies were not particularly meaningful.
The Board also compared the advisory fee rates paid by each of the Company and the Comparable Account to the Adviser. The Board noted the differences in the fee structures and that such differences could cause the Company to pay a higher or lower effective advisory fee rate than the Comparable Account in certain circumstances. The Board considered that the different rate structures are driven by investor expectations for the different fund structures, the additional complexity of the Adviser’s investment strategy in the regulatory and tax environment applicable to the Company’s portfolio and the costs associated with operating as an investment adviser for a publicly listed registered investment company.
In considering the advisory fee rates, the Board also discussed the Company’s use of leverage, including the Company’s previous issuance of preferred stock and debt securities. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Company and its stockholders, the use of leverage has the potential to increase the Adviser’s incentive fee and, with respect to preferred stock, the Adviser’s base management fee, and therefore creates a conflict of interest.
Based on its review, the Board concluded that each of the Company’s advisory fee rates and total expense ratio is fair and reasonable in light of the services provided to the Company and other factors considered.
Profitability
The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company and the changes in such profitability over time. The Board concluded that, in light of the profitability information presented and other factors considered, the Adviser’s profitability was not excessive.
Economies of Scale
The Board considered information regarding whether the Investment Advisory Agreement reflects economies of scale for the benefit of the Company’s investors. The Board considered that, given (1) the complexity and time required to manage and monitor the types of securities in which the Company invests, (2) the resource-intensive nature of acquiring and disposing of certain of the Company’s investments in the primary markets (particularly with respect to CLO equity and other structured investments), and (3) the limited size of individual transactions, any growth in the Company’s assets would be expected to require and had required additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the Company’s portfolio. Based on the foregoing, the Board concluded that the opportunity of the Company to realize significant economies of scale is limited and the fee structure was appropriate given the Company’s investment objectives and strategies.
Other Benefits
The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. The Board considered the Adviser’s representation that these ancillary benefits could not be appropriately valued. The Board also considered that Eagle Point Securities LLC, an affiliate of the Adviser, serves as the dealer manager of the Company’s offering of unlisted convertible preferred stock and also of the Company’s at-the-market offering of common stock and listed preferred stock. The Board noted that, as dealer manager, Eagle Point Securities LLC generally receives a dealer manager fee in connection with sales of the convertible preferred stock and in connection with sales of shares in the at-the-market offering; however, the Board noted that in certain instances all or a substantial portion of Eagle Point Securities LLC’s compensation is waived or re-allowed to the applicable third-party selling intermediary.
Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services provided to the Company by the Adviser and other factors considered.
Portfolio Information
The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).
Proxy Information
The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s prospectus, which can be found on the SEC’s website (www.sec.gov).
Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Privacy Notice
The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Credit Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.
When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.
We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.
We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.
If you have any questions or concerns about the privacy of your personal information, please contact our investor relations team at (844) 810-6501.
We will review this policy from time to time and may update it at our discretion.
*          *          *          *          *

End of Semiannual Report. Back Cover Follows.

EAGLE POINT CREDIT COMPANY

Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent for Common Stock and Series C, Series D and Series F Preferred Stock

Equiniti Trust Company, LLC

28 Liberty Street, 53rd Floor
New York, NY 10005
(800) 937 5449

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent for Series AA and Series AB Convertible Perpetual Preferred Stock

Computershare Trust Company, N.A.

P.O. Box 43007
Providence, RI 02940
(800) 373 6374

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.

Eagle Point and *Eagle Point Credit* are registered trademarks of Eagle Point Credit Management LLC.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

(a)	A schedule of investments is included in the registrant’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements With Accountants For Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis For Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 13. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

None.

Item 15. Submission of Matters to a Vote of Security Holders

None.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a) (3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	August 12, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	August 12, 2025

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (Principal Financial Officer)
Date:	August 12, 2025